UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Semiannual report 4|30|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	13
Other information for shareholders	14
Financial statements	15
Shareholder meeting results	69

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current return across a broad range
of fixed-income securities

Over Putnam Income Fund’s 56-year history, the bond landscape has undergone a dramatic transformation. A significant portion of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr., expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Since 1954, Putnam Income Fund
has navigated the changing
bond market landscape to seek
total return for investors.

Successful investing in today’s global bond market requires broad expertise. Putnam’s fixed-income organization includes teams of specialists who focus on varied investment opportunities. The fund’s managers select from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Key fixed-income
return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBS/ABS). Because MBS are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABS, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Government: Interest-rate levels are also a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates —and bond yields — rise and fall according to investor expectations about the overall health of the economy.

* May include exposure to derivative investments.

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is normally composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 16–51.

2	3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

Rob Bloemker

How did the fund perform over the recent
six-month period, Rob?

I’m pleased to report that the fund continued to perform well. Over the semiannual period ended April 30, 2010, Putnam Income Fund’s class A shares returned 7.11%, outperforming the 2.54% advance of the benchmark, the Barclays Capital Aggregate Bond Index, and outpacing the 4.00% average return of its peers in the Lipper Corporate Debt Funds A-Rated category.

How would you characterize the broad bond
market environment during this period?

The bond markets generally have been calmer than they were prior to the start of our reporting period. Earlier in 2009, volatility was unusually high, and while we still believe there are areas of the market that offer attractive valuations, the extreme price movements of a year ago have tapered off.

One noteworthy event during the period was the Fed’s [Federal Reserve Board’s] exit from the mortgage market. The Fed had rolled out a number of “quantitative easing” policies in early 2009 that were designed to inject liquidity into the struggling credit market. Some of those policies were fairly traditional, such as reducing the target for short-term interest rates, while others were more unorthodox, including introducing a program to purchase $1.25 trillion of government agency mortgage-backed securities [MBS]. The Fed’s exit from this market in March caused yield spreads on agency MBS to widen moderately — meaning prices of the securities declined — as investors wondered how the sector would perform with the central bank’s purchasing power removed. We believe there is a good deal of pent-up demand for these securities, and the Fed has not indicated it has plans to begin selling the MBS currently on its books. Therefore, we expect prices in the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/10. See pages 4 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

sector should remain relatively stable over the near term.

Did you make any significant changes to the
fund’s positioning over the period?

Over the past few months we’ve sought to limit the fund’s exposure to sectors that were being artificially supported by government purchases. Instead, our focus has been on investing in sectors that we felt had the most compelling valuations, including varieties of mortgage bonds that were not being supported by the Fed’s purchase program and remained at distressed levels: agency interest-only mortgage securities, known as “IOs,” commercial mortgage-backed securities [CMBS], and nonagency residential mortgage securities [RMBS]. Roughly half of the fund’s holdings fall into these areas of the market.

IO securities are backed by the interest payments on pools of mortgages. They tend to appreciate in value when refinancing activity and prepayment on the underlying loans slow. That’s exactly the trend we experienced over the past six months. With a somewhat shaky economy, mortgage rates that have been low for some time, and tighter lending standards at banks, homeowners have been sticking with their existing mortgages, and not refinancing, which has helped the fund’s positions.

Holdings in the CMBS market also helped returns. On the whole, we’re bearish on the commercial real estate market, but we’ve been finding a number of opportunities to purchase commercial mortgage bonds at extremely distressed prices, and we’ve been adding to the fund’s position over the past six to twelve months. The securities we do own are very senior, meaning they are among the first debts to be repaid in the event of a bankruptcy. They are also priced so low that, by our analysis, even if the commercial real estate market deteriorates beyond most worst-case predictions, these bonds should still perform.

Credit qualities are shown as a percentage of net assets as of 4/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

“Even if the recovery stalls, we are
still optimistic about the prospects
for the fund.”

Rob Bloemker

Were there any other sectors that had a
notable impact on performance?

The fund has a sizable position in investment-grade corporate credit, which also performed well. Corporate bonds tend to be sensitive to the overall health of the economy, as corporations need to be able to generate revenue to service their debt payments. The possibility for default always exists, but we’ve been mitigating that risk by focusing on a diverse lineup of companies within a very specific segment of the corporate credit market. In general, the balance sheets behind the credit we hold are quite strong. When the recession was at its worst, companies across the board made deep cost cuts and reduced their capital expenditures. With the economy no longer in such dire straits, corporations have been able to refinance their debt at attractive levels, earnings have rebounded sharply, and as a result, these holdings performed well.

How have you positioned the fund with
regard to interest rates?

We’re very cognizant of the risk that rising rates can pose to a bond fund. However, increases in Treasury bond interest rates won’t necessarily translate into interest-rate increases in other sectors. The spread, or the difference in yield, between safe-haven Treasuries and corporate bonds can often tighten as Treasury rates rise, which benefits existing corporate bondholders because bond prices move in the opposite direction of interest rates. In essence, we’re seeking to position the fund in such a way that changes in interest rates — in either direction — have a more muted effect on overall performance, and we seek to achieve this by investing in sectors beyond just Treasuries or government-related securities.

In any event, our outlook on inflation over the near term is for relatively stable prices. A significant portion of the Consumer Price Index [CPI], the national benchmark for inflation, is represented by the housing sector, which continues to be weak. Moreover, because of how housing data is collected for the CPI, there is often a lag between changes in the real estate market and changes in inflation data.

What is your outlook?

The U.S. economy is clearly in much better condition now than it was a year ago, and we believe that it should continue to recover at a moderate pace for the rest of the year. Even if the recovery stalls, however, we are still optimistic about the prospects for the fund. The securities in the portfolio are not overly sensitive to broad economic conditions. For example, the residential and commercial

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

mortgage bonds that the fund holds don’t represent a conviction on our part that those markets are recovering; rather, we believe those securities are undervalued even if those markets continue to deteriorate. The same is true of our corporate bonds: We’re not predicting a significant improvement in corporate America’s bottom line, but instead our holdings reflect our belief that there is value in that sector of the market even if the economy experiences a “double dip.”

As a relatively small fund, we’re able to seek out attractively valued securities throughout the bond market, and quickly implement changes to the portfolio when conditions in the market warrant taking a new direction. The opportunities we’re focused on are often in areas outside the fund’s benchmark, such as the IO securities we discussed. Through careful construction, we’re able to create a portfolio that has a similar risk profile to that of the benchmark, but has the potential to offer very different yield and return characteristics. As active fund managers, we believe this is exactly what our shareholders ask us to do, and I’m glad to report that over the past six months, we’ve delivered on that promise.

Thanks for speaking with us today, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that your fund’s monthly dividend increased from $0.039 to $0.043 per share during the period. The increases, which took effect in March 2010, were made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten analysts’ expectations, according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.93%	7.85%	6.94%	6.94%	7.12%	7.12%	7.48%	7.42%	7.66%	8.00%

10 years	86.19	78.75	72.96	72.96	73.01	73.01	81.72	75.77	81.81	91.12
Annual average	6.41	5.98	5.63	5.63	5.63	5.63	6.15	5.80	6.16	6.69

5 years	34.54	29.08	29.73	27.74	29.78	29.78	32.90	28.53	32.90	36.25
Annual average	6.11	5.24	5.34	5.02	5.35	5.35	5.85	5.15	5.85	6.38

3 years	25.19	20.22	22.33	19.33	22.56	22.56	24.24	20.29	24.30	26.10
Annual average	7.78	6.33	6.95	6.07	7.02	7.02	7.50	6.35	7.52	8.04

1 year	35.25	29.76	34.04	29.04	34.23	33.23	34.94	30.56	34.86	35.57

6 months	7.11	2.75	6.75	1.75	6.76	5.76	7.12	3.61	7.02	7.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 4/30/10

	Barclays Capital Aggregate	Lipper Corporate Debt Funds
	Bond Index	A-Rated category average*

Annual average (life of fund)	—†	—†

10 years	86.43%	75.69%
Annual average	6.43	5.77

5 years	29.93	23.59
Annual average	5.38	4.29

3 years	20.17	15.32
Annual average	6.32	4.82

1 year	8.30	16.22

6 months	2.54	4.00

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/10, there were 138, 136, 130, 118, and 60 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.242		$0.216	$0.218	$0.235		$0.235	$0.249

Capital gains	—		—	—	—		—	—

Total	$0.242		$0.216	$0.218	$0.235		$0.235	$0.249

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$6.61	$6.89	$6.56	$6.58	$6.50	$6.72	$6.59	$6.67

4/30/10	6.83	7.11	6.78	6.80	6.72	6.95	6.81	6.90

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.55%	7.26%	6.73%	6.88%	7.50%	7.25%	7.40%	7.65%

Current 30-day SEC yield [2,3]	N/A	5.16	4.61	4.62	N/A	4.95	5.11	5.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.91%	7.83%	6.92%	6.92%	7.10%	7.10%	7.47%	7.40%	7.65%	7.99%

10 years	81.76	74.62	68.83	68.83	68.60	68.60	77.35	71.64	77.52	86.31
Annual average	6.16	5.73	5.38	5.38	5.36	5.36	5.90	5.55	5.91	6.42

5 years	34.61	29.27	29.81	27.81	29.84	29.84	32.95	28.54	32.96	36.33
Annual average	6.12	5.27	5.36	5.03	5.36	5.36	5.86	5.15	5.86	6.39

3 years	24.36	19.41	21.53	18.53	21.55	21.55	23.40	19.46	23.29	25.27
Annual average	7.54	6.09	6.72	5.83	6.72	6.72	7.26	6.11	7.23	7.80

1 year	40.02	34.36	39.06	34.06	38.98	37.98	39.76	35.29	39.89	40.58

6 months	8.91	4.54	8.57	3.57	8.57	7.57	8.95	5.47	9.00	9.27

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/09*	0.95%	1.70%	1.70%	1.20%	1.20%	0.70%

Annualized expense ratio for the six-month period
ended 4/30/10†	0.91%	1.66%	1.66%	1.16%	1.16%	0.66%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract, effective 1/1/10, and a new expense arrangement. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts.

† Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.20% of average net assets for the six months ended April 30, 2010.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.67	$8.51	$8.51	$5.96	$5.95	$3.39

Ending value (after expenses)	$1,071.10	$1,067.50	$1,067.60	$1,071.20	$1,070.20	$1,073.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.56	$8.30	$8.30	$5.81	$5.81	$3.31

Ending value (after expenses)	$1,020.28	$1,016.56	$1,016.56	$1,019.04	$1,019.04	$1,021.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (43.8%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.631s, 2029	$922,185	$995,445

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	1,213,000	1,275,609
Ser. 07-2, Class A2, 5.634s, 2049	945,000	966,644
Ser. 06-4, Class A2, 5.522s, 2046	4,884,000	5,024,257
Ser. 05-6, Class A2, 5.165s, 2047	530,000	536,217
Ser. 07-5, Class XW, IO, 0.6s, 2051	23,262,893	516,408
Ser. 07-1, Class XW, IO, 0.466s, 2049	11,432,432	171,377

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.999s, 2035	27,041,749	296,694
Ser. 04-4, Class XC, IO, 0.295s, 2042	18,893,555	288,061
Ser. 04-5, Class XC, IO, 0.231s, 2041	53,842,052	730,007
Ser. 06-5, Class XC, IO, 0.15s, 2016	81,484,926	1,229,192
Ser. 05-1, Class XW, IO, 0.132s, 2042	104,206,323	143,513

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.204s, 2018	273,000	163,800
FRB Ser. 04-BBA4, Class G, 0.954s, 2018	365,000	237,250

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.254s, 2022	409,000	198,264
FRB Ser. 05-MIB1, Class J, 1.304s, 2022	1,095,000	591,300

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	7,172,475	748,806
Ser. 04-2, IO, 2.97s, 2034	1,740,929	52,924
Ser. 05-1A, IO, 2.87s, 2035	2,915,857	123,341
Ser. 04-3, IO, 2.87s, 2035	2,077,300	77,691
Ser. 07-1, Class S, IO, 2.47s, 2037	8,581,052	708,795
Ser. 06-4A, IO, 2.331s, 2036	1,298,707	95,585
Ser. 05-3A, IO, 2.15s, 2035	8,096,670	396,737
Ser. 06-2A, IO, 1.798s, 2036	1,635,872	99,134
FRB Ser. 05-1A, Class A1, 0.563s, 2035	676,349	527,552

Bear Stearns Alternate Trust FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	2,512,246	1,582,715

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.455s, 2032	379,000	336,389
Ser. 07-PW17, Class A3, 5.736s, 2050 F	15,217,000	15,484,015
Ser. 04-PR3I, Class X1, IO, 0.38s, 2041	9,610,272	149,959
Ser. 05-PWR9, Class X1, IO, 0.248s, 2042 F	29,703,506	207,176

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.879s, 2038 F	15,115,701	487,876
Ser. 06-PW14, Class X1, IO, 0.172s, 2038 F	16,255,883	241,434
Ser. 07-PW15, Class X1, IO, 0.132s, 2044 F	47,945,329	339,206
Ser. 05-PW10, Class X1, IO, 0.095s, 2040 F	64,693,984	106,661

Bear Stearns Small Balance Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	1,431,400	8,331

Citigroup Commercial Mortgage Trust Ser. 08-C7, Class A2A,
6.034s, 2049	1,600,000	1,648,954

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.129s, 2049	97,248,454	1,300,212

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR7,
Class 2A2A, 5.515s, 2036	256,418	161,543

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.561s, 2049	$20,970,960	$371,186
Ser. 06-CD2, Class X, IO, 0.126s, 2046	62,597,527	181,795
Ser. 07-CD4, Class XC, IO, 0.119s, 2049	70,133,024	567,376

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	1,546,373	1,571,782
Ser. 98-C2, Class F, 5.44s, 2030	2,996,000	3,149,889

Commercial Mortgage Loan Trust Ser. 08-LS1, Class A4B,
6.22s, 2017	1,301,000	1,316,098

Commercial Mortgage Pass-Through Certificates 144A
Ser. 03-LB1A, Class X1, IO, 0.591s, 2038	6,682,180	245,163
Ser. 05-LP5, Class XC, IO, 0.235s, 2043	31,867,057	295,790
Ser. 06-C8, Class XS, IO, 0.163s, 2046	47,475,625	462,669
Ser. 05-C6, Class XC, IO, 0.115s, 2044	45,757,362	235,109

Countrywide Alternative Loan Trust
Ser. 06-2CB, Class A11, 6s, 2036	9,105,801	6,052,512
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,407,357	1,257,331

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.554s, 2035	55,697	40,659
FRB Ser. 05-HYB4, Class 2A1, 4.518s, 2035	2,746,044	1,935,961

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	384,066	372,544
Ser. 04-R2, Class 1AS, IO, 5.659s, 2034	12,206,908	1,425,621
IFB Ser. 05-R1, Class 1AS, IO, 5.65s, 2035	12,442,320	1,460,509
Ser. 06-R1, Class AS, IO, 5.627s, 2036	3,253,190	353,784
Ser. 05-R3, Class AS, IO, 5.558s, 2035	19,537,187	2,149,091
FRB Ser. 06-R2, Class AS, IO, 5.489s, 2036	6,648,377	675,226
IFB Ser. 05-R2, Class 1AS, IO, 5.305s, 2035	25,806,187	2,727,113
FRB Ser. 04-R2, Class 1AF1, 0.683s, 2034	5,024,681	4,069,992

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.998s, 2039	4,383,000	4,568,119
Ser. 06-C5, Class AX, IO, 0.185s, 2039	30,892,229	451,243

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.273s, 2049	95,497,185	635,056
Ser. 06-C4, Class AX, IO, 0.16s, 2039	62,218,121	819,842
Ser. 07-C1, Class AX, IO, 0 1/8s, 2040	62,285,070	469,941

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.063s, 2017	188,000	80,840
FRB Ser. 06-A, Class C, 0.863s, 2017	553,000	293,090

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033	759,356	744,169

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	39,000	41,001
Ser. 04-C3, Class A3, 4.302s, 2036	20,339	20,345

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.63s, 2035	28,827,940	749,789
FRB Ser. 04-TF2A, Class J, 1.204s, 2016 F	254,000	223,521
FRB Ser. 04-TF2A, Class H, 0.954s, 2019 F	495,000	480,149
Ser. 01-CK1, Class AY, IO, 0.886s, 2035	67,555,080	124,051
Ser. 03-C3, Class AX, IO, 0.606s, 2038	37,994,119	1,538,446
Ser. 04-C4, Class AX, IO, 0.447s, 2039	7,642,409	168,777

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	$11,224,000	$11,638,667

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.79s, 2031	142,913	2,836

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032	1,485,000	1,484,031
Ser. 99-CG2, Class B4, 6.1s, 2032 F	2,084,000	2,119,359

Fannie Mae
IFB Ser. 07-75, Class JS, 50.26s, 2037	588,396	1,050,992
IFB Ser. 06-62, Class PS, 38.325s, 2036	500,151	799,143
IFB Ser. 07-30, Class FS, 28.612s, 2037	778,902	1,131,465
IFB Ser. 06-49, Class SE, 27.95s, 2036	1,461,196	2,147,490
IFB Ser. 05-25, Class PS, 27.005s, 2035	69,765	104,848
IFB Ser. 06-115, Class ES, 25.51s, 2036	1,049,121	1,483,299
IFB Ser. 06-8, Class HP, 23.604s, 2036	1,371,193	1,927,226
IFB Ser. 05-45, Class DC, 23.348s, 2035	1,166,571	1,643,602
IFB Ser. 05-95, Class OP, 19.544s, 2035	626,693	835,945
IFB Ser. 05-106, Class JC, 19.31s, 2035	380,432	491,426
IFB Ser. 05-83, Class QP, 16.712s, 2034	322,317	405,526
IFB Ser. 03-44, Class SI, IO, 7.738s, 2033	4,554,625	822,961
IFB Ser. 06-90, Class SE, IO, 7.538s, 2036	1,232,228	240,331
IFB Ser. 04-17, Class ST, IO, 7.338s, 2034	121,652	22,838
IFB Ser. 06-24, Class QS, IO, 6.938s, 2036	2,692,277	482,968
IFB Ser. 05-52, Class DC, IO, 6.938s, 2035	1,409,970	250,894
IFB Ser. 04-24, Class CS, IO, 6.888s, 2034	2,914,581	491,690
IFB Ser. 04-60, Class SW, IO, 6.788s, 2034	4,075,212	653,338
IFB Ser. 03-130, Class BS, IO, 6.788s, 2033	118,702	15,815
IFB Ser. 03-76, Class SB, IO, 6.788s, 2033	34,275,573	5,130,882
IFB Ser. 03-34, Class WS, IO, 6.738s, 2029	467,598	54,218
IFB Ser. 05-48, Class SM, IO, 6.538s, 2034	2,124,489	288,208
IFB Ser. 07-54, Class CI, IO, 6.498s, 2037	1,525,091	211,375
IFB Ser. 08-34, Class SM, IO, 6.488s, 2038	4,716,968	668,081
IFB Ser. 07-58, Class SP, IO, 6.488s, 2037	1,617,541	268,725
IFB Ser. 07-28, Class SE, IO, 6.488s, 2037	1,573,322	217,631
IFB Ser. 07-24, Class SD, IO, 6.488s, 2037	6,400,584	881,424
IFB Ser. 06-79, Class SI, IO, 6.488s, 2036	1,596,254	203,778
IFB Ser. 05-90, Class GS, IO, 6.488s, 2035	217,347	30,924
IFB Ser. 05-12, Class SC, IO, 6.488s, 2035	1,340,669	184,212
IFB Ser. 05-17, Class ES, IO, 6.488s, 2035	1,735,221	221,029
IFB Ser. 07-30, Class IE, IO, 6.478s, 2037	4,572,193	761,864
IFB Ser. 06-123, Class CI, IO, 6.478s, 2037	3,457,816	494,986
IFB Ser. 05-82, Class SY, IO, 6.468s, 2035	10,077,014	1,403,778
IFB Ser. 05-45, Class SR, IO, 6.458s, 2035	6,287,111	876,134
IFB Ser. 06-36, Class SP, IO, 6.438s, 2036	3,263,398	372,400
IFB Ser. 06-23, Class SP, IO, 6.438s, 2036	5,008,370	751,506
IFB Ser. 06-16, Class SM, IO, 6.438s, 2036	1,309,971	190,358
IFB Ser. 05-95, Class CI, IO, 6.438s, 2035	2,163,729	335,356
IFB Ser. 05-84, Class SG, IO, 6.438s, 2035	3,457,915	498,362
IFB Ser. 06-3, Class SB, IO, 6.438s, 2035	7,813,514	1,214,298
IFB Ser. 05-23, Class SG, IO, 6.438s, 2035	2,639,034	416,139
IFB Ser. 05-17, Class SA, IO, 6.438s, 2035	2,414,633	349,856
IFB Ser. 05-17, Class SE, IO, 6.438s, 2035	2,645,245	397,979

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-57, Class DI, IO, 6.438s, 2035	$6,646,803	$792,400
IFB Ser. 05-5, Class SD, IO, 6.438s, 2035	9,220,302	1,315,368
IFB Ser. 04-92, Class S, IO, 6.438s, 2034	146,842	19,464
IFB Ser. 05-83, Class QI, IO, 6.428s, 2035	609,855	84,074
IFB Ser. 06-128, Class GS, IO, 6.418s, 2037	1,676,993	228,955
IFB Ser. 05-73, Class SD, IO, 6.418s, 2035	292,092	49,292
IFB Ser. 07-68, Class SA, IO, 6.388s, 2037	12,304,351	1,118,798
IFB Ser. 06-116, Class LS, IO, 6.388s, 2036	173,989	25,100
IFB Ser. 04-92, Class SQ, IO, 6.387s, 2034	116,818	20,012
IFB Ser. 06-115, Class IE, IO, 6.378s, 2036	1,305,994	167,130
IFB Ser. 06-109, Class SH, IO, 6.358s, 2036	1,875,190	290,673
IFB Ser. 06-111, Class SA, IO, 6.358s, 2036	516,744	74,954
IFB Ser. 06-104, Class IC, IO, 6.338s, 2036	5,397,516	778,376
IFB Ser. 06-103, Class SB, IO, 6.338s, 2036	4,831,450	615,701
IFB Ser. 06-39, Class DS, IO, 6.338s, 2036	27,610,241	3,814,146
IFB Ser. 06-8, Class JH, IO, 6.338s, 2036	6,328,521	924,850
IFB Ser. 09-12, Class CI, IO, 6.338s, 2036	12,419,940	1,785,118
IFB Ser. 05-122, Class SG, IO, 6.338s, 2035	1,335,352	180,019
IFB Ser. 05-122, Class SW, IO, 6.338s, 2035	1,711,185	235,305
IFB Ser. 06-17, Class SI, IO, 6.318s, 2036	1,070,756	141,811
IFB Ser. 06-60, Class YI, IO, 6.308s, 2036	1,976,870	317,723
IFB Ser. 06-42, Class TI, IO, 6.308s, 2036	33,644,071	4,410,065
IFB Ser. 06-86, Class SB, IO, 6.288s, 2036	5,127,656	756,893
IFB Ser. 09-12, Class AI, IO, 6.238s, 2037	6,828,765	931,512
IFB Ser. 10-2, Class TS, IO, 6.238s, 2027	1,094,934	135,974
IFB Ser. 07-15, Class NI, IO, 6.238s, 2022	2,374,695	273,279
IFB Ser. 09-70, Class SI, IO, 6.188s, 2036	6,026,479	604,817
IFB Ser. 06-79, Class SH, IO, 6.188s, 2036	151,446	22,681
IFB Ser. 07-30, Class LI, IO, 6.178s, 2037	6,321,080	821,361
IFB Ser. 07-89, Class SA, IO, 6.168s, 2037	5,662,376	705,143
IFB Ser. 06-82, Class SI, IO, 6.168s, 2036	8,964,058	1,060,179
IFB Ser. 07-54, Class IA, IO, 6.148s, 2037	1,890,603	241,109
IFB Ser. 07-54, Class IB, IO, 6.148s, 2037	1,890,603	241,109
IFB Ser. 07-54, Class IC, IO, 6.148s, 2037	1,890,603	241,109
IFB Ser. 07-54, Class ID, IO, 6.148s, 2037	1,890,603	241,109
IFB Ser. 07-54, Class IF, IO, 6.148s, 2037	2,811,419	364,247
IFB Ser. 07-15, Class CI, IO, 6.118s, 2037	6,449,604	837,352
IFB Ser. 06-115, Class JI, IO, 6.118s, 2036	4,602,328	618,093
IFB Ser. 06-123, Class LI, IO, 6.058s, 2037	3,110,772	400,108
IFB Ser. 10-2, Class SD, IO, 6.038s, 2040	3,343,900	383,701
IFB Ser. 08-11, Class SC, IO, 6.018s, 2038	259,661	33,327
IFB Ser. 10-2, Class MS, IO, 5.988s, 2050	2,481,435	270,136
IFB Ser. 09-111, Class SE, IO, 5.988s, 2040	10,934,355	925,812
IFB Ser. 09-71, Class XS, IO, 5.938s, 2036	30,967,884	3,526,627
IFB Ser. 09-87, Class HS, IO, 5.888s, 2039	169,338	19,855
IFB Ser. 09-91, Class S, IO, 5.888s, 2039	4,579,754	423,627
IFB Ser. 07-39, Class AI, IO, 5.858s, 2037	3,223,261	377,379
IFB Ser. 07-32, Class SD, IO, 5.848s, 2037	2,307,089	280,678
IFB Ser. 07-30, Class UI, IO, 5.838s, 2037	1,885,607	217,991
IFB Ser. 07-32, Class SC, IO, 5.838s, 2037	1,834,126	219,983

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-1, Class CI, IO, 5.838s, 2037	$2,119,022	$258,985
IFB Ser. 07-3, Class SH, IO, 5.808s, 2037	4,131,534	474,771
Ser. 06-W2, Class 1AS, IO, 5.755s, 2036	2,377,030	293,200
Ser. 06-W3, Class 1AS, IO, 5.752s, 2046	11,998,655	1,478,288
IFB Ser. 05-58, Class IK, IO, 5.738s, 2035	3,160,830	461,590
IFB Ser. 04-46, Class PJ, IO, 5.738s, 2034	2,913,370	362,889
IFB Ser. 07-75, Class ID, IO, 5.608s, 2037	1,960,253	218,856
Ser. 383, Class 18, IO, 5 1/2s, 2038	825,390	129,554
Ser. 383, Class 19, IO, 5 1/2s, 2038	746,811	117,231
Ser. 383, Class 6, IO, 5 1/2s, 2037	627,033	112,182
Ser. 383, Class 7, IO, 5 1/2s, 2037	618,856	99,026
Ser. 385, Class 10, IO, 5 1/2s, 2037	45,259,270	7,670,554
Ser. 383, Class 20, IO, 5 1/2s, 2037	480,044	75,772
IFB Ser. 09-3, Class SE, IO, 5.238s, 2037	2,493,932	256,626
Ser. 385, Class 3, IO, 5s, 2038	3,538,395	578,377
IFB Ser. 05-W2, Class A2, IO, 4.948s, 2035	4,732,878	451,076
Ser. 09-86, Class UI, IO, 4s, 2014	26,408,618	1,945,523
Ser. 03-W12, Class 2, IO, 2.223s, 2043	9,880,689	802,203
Ser. 03-W10, Class 3, IO, 1.846s, 2043	3,421,704	239,851
Ser. 03-W10, Class 1, IO, 1.764s, 2043	14,657,540	945,235
Ser. 03-W8, Class 12, IO, 1.638s, 2042	21,805,781	1,348,537
Ser. 03-W17, Class 12, IO, 1.139s, 2033	4,445,039	198,638
Ser. 03-W19, IO, 1.084s, 2033	510,220	19,452
Ser. 03-T2, Class 2, IO, 0.81s, 2042	34,355,493	974,661
Ser. 03-W3, Class 2IO1, IO, 0.674s, 2042	10,340,049	250,147
Ser. 03-W6, Class 51, IO, 0.663s, 2042	6,823,473	155,997
Ser. 03-18, Class X1, IO, 0.638s, 2042	11,923,328	266,840
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	343,568	7,782
Ser. 01-T12, Class IO, 0.565s, 2041	12,057,290	259,098
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	289,801	5,389
Ser. 03-W2, Class 1, IO, 0.466s, 2042	13,684,178	151,277
Ser. 02-T4, IO, 0.446s, 2041	6,649,105	74,877
Ser. 03-W3, Class 1, IO, 0.442s, 2042	9,068,792	130,205
Ser. 01-50, Class B1, IO, 0.43s, 2041	1,687,526	25,707
Ser. 02-T1, Class IO, IO, 0.424s, 2031	10,580,353	165,799
Ser. 03-W6, Class 3, IO, 0.368s, 2042	9,589,373	124,681
Ser. 03-W6, Class 23, IO, 0.352s, 2042	10,038,698	125,641
Ser. 03-34, Class P1, PO, zero %, 2043	50,071	37,647
Ser. 07-64, Class LO, PO, zero %, 2037	451,354	426,006
Ser. 07-14, Class KO, PO, zero %, 2037	355,519	304,243
Ser. 06-125, Class OX, PO, zero %, 2037	128,662	113,085
Ser. 06-84, Class OT, PO, zero %, 2036	80,919	72,669
Ser. 06-56, Class XF, zero %, 2036	128,286	115,200
Ser. 06-46, Class OC, PO, zero %, 2036	124,389	106,348
Ser. 05-117, Class MO, PO, zero %, 2036	8,654	8,630
Ser. 05-50, Class LO, PO, zero %, 2035	46,740	43,844
FRB Ser. 07-76, Class SF, zero %, 2037	35,331	35,180
FRB Ser. 06-115, Class SN, zero %, 2036	718,609	769,457
FRB Ser. 06-104, Class EK, zero %, 2036	106,011	100,487
FRB Ser. 05-117, Class GF, zero %, 2036	83,359	84,624

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Fannie Mae
FRB Ser. 05-57, Class UL, zero %, 2035	$150,292	$149,297
FRB Ser. 05-51, Class FV, zero %, 2035	290,750	286,708
FRB Ser. 05-36, Class QA, zero %, 2035	124,182	106,242
FRB Ser. 05-65, Class CU, zero %, 2034	20,695	20,490
FRB Ser. 06-1, Class HF, zero %, 2032	46,845	38,351
IFB Ser. 09-86, Class SA, IO, zero %, 2039	35,211,782	328,526
IFB Ser. 06-48, Class FG, zero %, 2036	489,797	456,606

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.838s, 2043	1,238,198	252,470
IFB Ser. T-56, Class 3ASI, IO, 7.238s, 2043	975,040	166,333
Ser. T-56, Class A, IO, 0.524s, 2043	5,861,906	115,217
Ser. T-56, Class 1, IO, 0.055s, 2043	7,606,351	55,703
Ser. T-56, Class 3, IO, 0.014s, 2043	5,695,786	38,463
Ser. T-56, Class 2, IO, 0.012s, 2043	6,981,451	599

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.939s, 2033	20,601,439	131,344

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,112,000	2,234,903
Ser. 97-C2, Class G, 7 1/2s, 2029 F	696,000	715,324

Freddie Mac
IFB Ser. 3182, Class PS, 27.582s, 2032	1,464,926	2,128,798
IFB Ser. 3408, Class EK, 24.77s, 2037	1,201,738	1,683,235
IFB Ser. 2976, Class KL, 23.451s, 2035	1,443,184	2,007,195
IFB Ser. 2979, Class AS, 23.341s, 2034	328,880	447,721
IFB Ser. 3065, Class DC, 19.097s, 2035	1,329,901	1,720,972
IFB Ser. 3105, Class SI, IO, 18.963s, 2036	346,377	170,179
IFB Ser. 2990, Class LB, 16.296s, 2034	1,458,284	1,782,490
IFB Ser. 3184, Class SP, IO, 7.096s, 2033	2,241,031	265,598
IFB Ser. 3110, Class SP, IO, 7.046s, 2035	3,208,178	567,623
IFB Ser. 2927, Class SI, IO, 7s, 2035	1,798,454	308,020
IFB Ser. 3156, Class PS, IO, 6.996s, 2036	2,617,319	451,200
IFB Ser. 3119, Class PI, IO, 6.946s, 2036	6,173,413	1,129,055
IFB Ser. 2882, Class NS, IO, 6.946s, 2034	1,840,341	253,599
IFB Ser. 3308, Class S, IO, 6.946s, 2032	39,309,800	5,675,549
IFB Ser. 3149, Class SE, IO, 6.896s, 2036	1,820,480	327,686
IFB Ser. 3157, Class SA, IO, 6.896s, 2036	4,795,105	855,543
IFB Ser. 3203, Class SH, IO, 6.886s, 2036	1,310,511	203,849
IFB Ser. 3208, Class PS, IO, 6.846s, 2036	14,824,030	2,590,104
IFB Ser. 2835, Class AI, IO, 6.846s, 2034	1,299,287	220,112
IFB Ser. 2828, Class TI, IO, 6.796s, 2030	991,021	131,260
IFB Ser. 3249, Class SI, IO, 6.496s, 2036	1,157,854	177,263
IFB Ser. 3028, Class ES, IO, 6.496s, 2035	4,283,498	597,535
IFB Ser. 2922, Class SE, IO, 6.496s, 2035	7,345,619	1,036,132
IFB Ser. 3287, Class SE, IO, 6.446s, 2037	5,858,841	912,866
IFB Ser. 3122, Class DS, IO, 6.446s, 2036	1,883,923	268,280
IFB Ser. 3123, Class LI, IO, 6.446s, 2036	2,930,320	475,650
IFB Ser. 3117, Class SI, IO, 6.446s, 2036	41,336,322	6,310,248
IFB Ser. 3107, Class DC, IO, 6.446s, 2035	3,195,478	470,189
IFB Ser. 3001, Class IH, IO, 6.446s, 2035	829,177	126,267

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2950, Class SM, IO, 6.446s, 2016	$2,880,679	$370,850
IFB Ser. 3256, Class S, IO, 6.436s, 2036	2,420,204	351,584
IFB Ser. 3031, Class BI, IO, 6.436s, 2035	1,155,947	148,442
IFB Ser. 3249, Class SM, IO, 6.396s, 2036	5,401,125	798,826
IFB Ser. 3240, Class SM, IO, 6.396s, 2036	5,269,626	729,791
IFB Ser. 3147, Class SD, IO, 6.396s, 2036	6,852,446	940,933
IFB Ser. 3398, Class SI, IO, 6.396s, 2036	5,593,502	727,099
IFB Ser. 3196, Class SA, IO, 6.396s, 2032	24,256,224	2,878,001
IFB Ser. 3128, Class JI, IO, 6.376s, 2036	3,602,116	520,895
IFB Ser. 2990, Class LI, IO, 6.376s, 2034	2,300,335	340,124
IFB Ser. 3240, Class S, IO, 6.366s, 2036	4,823,362	691,140
IFB Ser. 3229, Class BI, IO, 6.366s, 2036	466,006	55,055
IFB Ser. 3065, Class DI, IO, 6.366s, 2035	867,473	118,841
IFB Ser. 3210, Class SA, IO, 6.346s, 2036	102,865	12,096
IFB Ser. 3145, Class GI, IO, 6.346s, 2036	3,140,566	471,741
IFB Ser. 3114, Class GI, IO, 6.346s, 2036	1,300,397	185,110
IFB Ser. 3114, Class IP, IO, 6.346s, 2036	3,134,509	438,392
IFB Ser. 3510, Class IB, IO, 6.346s, 2036	3,918,412	654,022
IFB Ser. 2650, Class SK, IO, 6.346s, 2032	9,076,152	1,047,388
IFB Ser. 3153, Class UI, IO, 6.316s, 2036	6,138,391	1,073,918
IFB Ser. 3424, Class XI, IO, 6.316s, 2036	177,190	25,655
IFB Ser. 3206, Class ES, IO, 6.296s, 2036	46,816	5,552
IFB Ser. 3485, Class SI, IO, 6.296s, 2036	1,936,754	299,054
IFB Ser. 3349, Class AS, IO, 6.246s, 2037	13,350,080	1,858,465
IFB Ser. 3510, Class IA, IO, 6.246s, 2037	3,956,953	524,098
IFB Ser. 3238, Class LI, IO, 6.236s, 2036	60,043	8,271
IFB Ser. 3171, Class PS, IO, 6.231s, 2036	2,347,573	303,532
IFB Ser. 3171, Class ST, IO, 6.231s, 2036	4,997,669	692,646
IFB Ser. 3510, Class CI, IO, 6.226s, 2037	5,953,823	820,615
IFB Ser. 3510, Class DI, IO, 6.226s, 2035	6,048,711	868,474
IFB Ser. 3181, Class PS, IO, 6.216s, 2036	1,590,839	232,262
IFB Ser. 3308, Class SA, IO, 6.196s, 2037	15,142,757	1,973,858
IFB Ser. 3199, Class S, IO, 6.196s, 2036	1,375,583	192,719
IFB Ser. 3281, Class AI, IO, 6.176s, 2037	7,069,573	970,652
IFB Ser. 3261, Class SA, IO, 6.176s, 2037	2,304,497	315,393
IFB Ser. 3311, Class IA, IO, 6.156s, 2037	2,521,443	345,135
IFB Ser. 3311, Class IB, IO, 6.156s, 2037	2,521,443	345,135
IFB Ser. 3311, Class IC, IO, 6.156s, 2037	2,521,443	345,135
IFB Ser. 3311, Class ID, IO, 6.156s, 2037	2,521,443	345,135
IFB Ser. 3311, Class IE, IO, 6.156s, 2037	3,615,392	494,875
IFB Ser. 3311, Class PI, IO, 6.156s, 2037	143,406	20,304
IFB Ser. 3265, Class SC, IO, 6.156s, 2037	816,289	106,917
IFB Ser. 3240, Class GS, IO, 6.126s, 2036	3,081,226	413,223
IFB Ser. 3424, Class TI, IO, 6.126s, 2035	33,766,177	3,914,175
IFB Ser. 3598, Class SA, IO, 6.096s, 2039	2,818,793	379,832
IFB Ser. 3621, Class CS, IO, 6.096s, 2037	2,468,952	273,930
IFB Ser. 3257, Class SI, IO, 6.066s, 2036	1,326,861	173,397
IFB Ser. 3225, Class JY, IO, 6.036s, 2036	5,689,222	753,537
IFB Ser. 3502, Class DS, IO, 5.896s, 2039	779,934	75,005
IFB Ser. 3339, Class TI, IO, 5.886s, 2037	2,800,806	352,089

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3284, Class CI, IO, 5.866s, 2037	$4,764,555	$602,621
IFB Ser. 3531, Class SM, IO, 5.846s, 2039	22,879,062	2,404,546
IFB Ser. 3476, Class S, IO, 5.846s, 2038	244,036	22,327
IFB Ser. 3303, Class SD, IO, 5.836s, 2037	1,884,808	224,873
IFB Ser. 3510, Class IC, IO, 5.826s, 2037	4,991,786	629,764
IFB Ser. 3309, Class SG, IO, 5.816s, 2037	5,200,549	576,123
IFB Ser. 3549, Class SA, IO, 5.546s, 2039	17,474,287	1,488,045
IFB Ser. 3424, Class UI, IO, 5.506s, 2037	89,269	10,423
IFB Ser. 3423, Class SG, IO, 5.396s, 2038	85,685	7,252
Ser. 3645, Class ID, IO, 5s, 2040	621,306	107,169
Ser. 3632, Class CI, IO, 5s, 2038	824,919	151,224
Ser. 3626, Class DI, IO, 5s, 2037	643,503	94,350
Ser. 3623, Class CI, IO, 5s, 2036	574,609	77,630
Ser. 3369, Class BO, PO, zero %, 2037	57,326	51,500
Ser. 3327, Class IF, IO, zero %, 2037	252,949	20,660
Ser. 3369, PO, zero %, 2037	59,613	47,995
Ser. 3391, PO, zero %, 2037	107,837	89,308
Ser. 3300, PO, zero %, 2037	883,185	746,576
Ser. 3206, Class EO, PO, zero %, 2036	83,800	71,473
Ser. 3175, Class MO, PO, zero %, 2036	227,643	187,214
Ser. 3210, PO, zero %, 2036	64,997	54,750
Ser. 3084, PO, zero %, 2035	7,985	7,962
Ser. 3145, Class KO, PO, zero %, 2034	39,362	34,109
Ser. 2587, Class CO, PO, zero %, 2032	1,363,929	1,274,404
FRB Ser. 3349, Class DO, zero %, 2037	54,671	54,666
FRB Ser. 3326, Class XF, zero %, 2037	58,504	57,459
FRB Ser. 3326, Class YF, zero %, 2037	423,535	420,391
FRB Ser. 3263, Class TA, zero %, 2037	98,265	96,021
FRB Ser. 3231, Class X, zero %, 2036	28,467	28,087
FRB Ser. 3147, Class SF, zero %, 2036	376,888	335,046
FRB Ser. 3117, Class AF, zero %, 2036	90,693	79,752
FRB Ser. 3047, Class BD, zero %, 2035	175,727	145,790
FRB Ser. 3326, Class WF, zero %, 2035	666,666	651,011
FRB Ser. 3033, Class YF, zero %, 2035	171,583	150,094
FRB Ser. 3036, Class AS, zero %, 2035	120,051	88,155
FRB Ser. 3251, Class TP, zero %, 2035	137,882	121,706
FRB Ser. 3003, Class XF, zero %, 2035	962,349	935,302
FRB Ser. 2963, Class TW, zero %, 2035	63,649	62,729
FRB Ser. 2947, Class GF, zero %, 2034	159,903	143,181
FRB Ser. 3006, Class TE, zero %, 2034	118,851	118,011

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.161s, 2043	57,057,511	421,535
Ser. 05-C3, Class XC, IO, 0.15s, 2045	158,398,342	526,383
Ser. 07-C1, Class XC, IO, 0.114s, 2049	144,052,755	800,501

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.36s, 2029	4,386,130	197,606
Ser. 05-C1, Class X1, IO, 0.371s, 2043	44,443,255	525,701

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036 F	504,671	388,596
Ser. 06-C1, Class XC, IO, 0.1s, 2045	99,615,155	440,360

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.744s, 2032	$100,000	$17,263
IFB Ser. 08-47, Class S, IO, 7.444s, 2038	2,009,237	308,082
IFB Ser. 05-68, Class SN, IO, 6.944s, 2034	572,213	72,808
IFB Ser. 07-47, Class SA, IO, 6.844s, 2036	129,464	19,101
IFB Ser. 09-77, Class CS, IO, 6.744s, 2038	22,918,220	3,214,212
IFB Ser. 04-96, Class KS, IO, 6.744s, 2034	289,777	44,849
IFB Ser. 06-16, Class GS, IO, 6.734s, 2036	2,229,671	295,008
IFB Ser. 10-14, Class SD, IO, 6.724s, 2036	93,799	8,480
IFB Ser. 04-5, Class PS, IO, 6.694s, 2033	4,046,000	646,794
IFB Ser. 09-106, Class XN, IO, 6.644s, 2035	1,669,691	98,512
IFB Ser. 09-106, Class XI, IO, 6.544s, 2037	35,181,954	4,260,183
IFB Ser. 07-26, Class SL, IO, 6.544s, 2037	279,822	41,039
IFB Ser. 09-106, Class XL, IO, 6.494s, 2037	1,836,766	211,449
IFB Ser. 09-87, Class SI, IO, 6.494s, 2035	250,991	37,611
IFB Ser. 04-104, Class IS, IO, 6.494s, 2034	206,301	25,610
IFB Ser. 09-87, Class IG, IO, 6.484s, 2037	4,814,549	687,325
IFB Ser. 07-53, Class SY, IO, 6.479s, 2037	96,087	11,533
IFB Ser. 10-47, Class PX, IO, 6.444s, 2037	1,784,000	206,510
IFB Ser. 07-37, Class SU, IO, 6.434s, 2037	305,220	41,424
IFB Ser. 07-37, Class YS, IO, 6.414s, 2037	454,101	58,334
IFB Ser. 10-47, Class SK, IO, 6.344s, 2037	14,172,000	1,684,688
IFB Ser. 09-106, Class CM, IO, 6.344s, 2034	811,850	106,636
IFB Ser. 09-87, Class SK, IO, 6.344s, 2032	3,534,740	378,959
IFB Ser. 08-6, Class TI, IO, 6.344s, 2032	541,796	52,874
IFB Ser. 06-34, Class PS, IO, 6.334s, 2036	56,300	6,615
IFB Ser. 07-17, Class AI, IO, 6.294s, 2037	6,077,547	859,000
IFB Ser. 10-47, Class XN, IO, 6.294s, 2034	9,643,000	882,367
IFB Ser. 10-53, Class SA, IO, 6.272s, 2039	18,045,000	2,667,286
IFB Ser. 08-7, Class SA, IO, 6.264s, 2038	65,013,282	6,566,992
IFB Ser. 08-6, Class SA, IO, 6.254s, 2038	2,481,086	253,269
IFB Ser. 07-24, Class SA, IO, 6.254s, 2037	54,007,726	6,236,362
IFB Ser. 08-9, Class SA, IO, 6.244s, 2038	41,395,347	4,219,014
IFB Ser. 09-106, Class LS, IO, 6.244s, 2037	2,045,929	206,966
IFB Ser. 06-26, Class S, IO, 6.244s, 2036	300,273	35,247
IFB Ser. 08-9, Class SK, IO, 6.224s, 2038	119,003	13,946
IFB Ser. 07-36, Class SG, IO, 6.214s, 2037	73,934,447	7,493,256
IFB Ser. 10-14, Class SX, IO, 6.194s, 2040	19,155,335	2,565,857
IFB Ser. 07-35, Class KY, IO, 6.194s, 2037	176,711	18,099
IFB Ser. 09-10, Class ST, IO, 6.194s, 2034	19,638,415	2,080,336
IFB Ser. 09-102, Class SM, IO, 6.144s, 2039	3,420,336	362,342
IFB Ser. 09-32, Class AS, IO, 6.144s, 2039	33,979,045	3,944,755
IFB Ser. 09-35, Class SP, IO, 6.144s, 2037	7,141,095	889,852
IFB Ser. 05-65, Class SI, IO, 6.094s, 2035	5,410,209	626,556
IFB Ser. 06-16, Class SX, IO, 6.034s, 2036	95,124	11,000
IFB Ser. 06-10, Class SL, IO, 6.004s, 2036	15,217,318	1,747,253
IFB Ser. 09-106, Class SD, IO, 5.994s, 2036	9,836,216	1,113,755
IFB Ser. 09-61, Class WQ, IO, 5.994s, 2035	17,397,696	2,447,856
IFB Ser. 09-92, Class SC, IO, 5.944s, 2039	33,551,988	3,499,137
IFB Ser. 09-76, Class CS, IO, 5.944s, 2039	18,836,944	2,252,577
IFB Ser. 09-106, Class SU, IO, 5.944s, 2037	5,782,700	566,242

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-18, Class SD, IO, 5.944s, 2037	$18,040,092	$1,713,394
IFB Ser. 07-7, Class JI, IO, 5.944s, 2037	3,406,408	380,734
IFB Ser. 10-47, Class SH, IO, 5.914s, 2038	3,545,000	368,395
IFB Ser. 08-60, Class SH, IO, 5.894s, 2038	436,012	48,223
IFB Ser. 09-32, Class XS, IO, 5.844s, 2039	18,246,986	1,970,104
IFB Ser. 09-58, Class SG, IO, 5.844s, 2039	19,398,064	1,870,167
IFB Ser. 09-87, Class TS, IO, 5.844s, 2035	28,878,197	3,542,488
IFB Ser. 04-86, Class SP, IO, 5.844s, 2034	1,034,137	119,294
IFB Ser. 04-83, Class CS, IO, 5.824s, 2034	491,500	58,366
IFB Ser. 09-53, Class SA, IO, 5.794s, 2039	20,054,412	1,801,764
Ser. 09-55, Class LI, IO, 5 1/2s, 2038 F	699,803	111,541
IFB Ser. 10-14, Class SC, IO, 4.571s, 2035	134,999	17,559
IFB Ser. 09-87, Class WT, IO, 0.182s, 2035	19,128,945	70,586
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	2,744,394	10,017
Ser. 06-36, Class OD, PO, zero %, 2036	81,517	74,628
Ser. 99-31, Class MP, PO, zero %, 2029	32,746	28,774
FRB Ser. 07-73, Class KI, IO, zero %, 2037	3,098,708	63,145
FRB Ser. 07-73, Class KM, zero %, 2037	311,273	283,680
FRB Ser. 07-35, Class UF, zero %, 2037	88,971	87,209

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	1,130,408	1,150,048
Ser. 05-GG5, Class XC, IO, 0.121s, 2037	281,504,489	786,805

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.453s, 2042	60,793,715	870,833

GS Mortgage Securities Corp. II FRB Ser. 07-GG10, Class A3,
5.999s, 2045	2,313,000	2,406,766

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	918,751	925,426
FRB Ser. 07-EOP, Class J, 1.099s, 2020	370,000	307,804
Ser. 03-C1, Class X1, IO, 1.009s, 2040	15,751,696	288,811
Ser. 06-GG8, Class X, IO, 0.863s, 2039	41,731,886	1,092,078
Ser. 04-C1, Class X1, IO, 0.312s, 2028	19,462,011	63,890
Ser. 06-GG6, Class XC, IO, 0.109s, 2038	132,947,241	277,115

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	162,553	150,737
Ser. 05-RP3, Class 1A3, 8s, 2035	503,719	463,421
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	357,938	329,303
FRB Ser. 05-RP2, Class 1AF, 0.613s, 2035	2,751,968	2,229,094

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	535,652	514,226
Ser. 05-RP1, Class 1A3, 8s, 2035	57,523	54,450
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	602,180	578,092
Ser. 05-RP1, Class 1AS, IO, 5.965s, 2035	3,104,181	379,917
IFB Ser. 04-4, Class 1AS, IO, 5.687s, 2034	4,588,667	536,301
Ser. 05-RP3, Class 1AS, IO, 5.578s, 2035	13,834,028	1,632,337
FRB Ser. 04-4, Class 1AF, 0.663s, 2034	233,855	215,146
FRB Ser. 05-RP1, Class 1AF, 0.613s, 2035	632,950	525,349

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1, 3.13s, 2035	1,004,509	863,878

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) F †	189,496	19

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.974s, 2037	$2,479,008	$1,524,590

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.373s, 2037 F	2,901,096	1,595,603

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1, 5.446s, 2036	2,916,965	1,896,027
FRB Ser. 06-AR27, Class 2A2, 0.463s, 2036 F	2,010,815	1,312,057

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	711,000	746,772
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	25,166,000	25,845,228
FRB Ser. 07-LD11, Class A3, 6.006s, 2049	2,885,000	3,001,908
Ser. 07-CB20, Class A3, 5.863s, 2051	5,789,000	5,997,176
Ser. 07-CB20, Class A2, 5.629s, 2051	2,747,000	2,836,053
Ser. 06-LDP8, Class A2, 5.289s, 2045	2,115,000	2,207,403
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,230,000	1,167,577
Ser. 06-LDP8, Class X, IO, 0.76s, 2045	55,714,729	1,349,634
Ser. 06-CB17, Class X, IO, 0.699s, 2043	34,558,791	898,097
Ser. 06-LDP9, Class X, IO, 0.638s, 2047	21,992,295	470,167
Ser. 07-LDPX, Class X, IO, 0.524s, 2049	42,885,797	656,702
Ser. 06-CB16, Class X1, IO, 0.153s, 2045	32,380,979	411,015

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	915,000	917,277
Ser. 03-ML1A, Class X1, IO, 0.799s, 2039	38,365,070	1,172,026
Ser. 05-LDP2, Class X1, IO, 0.339s, 2042	130,967,600	1,944,672
Ser. 07-CB20, Class X1, IO, 0.195s, 2051	73,290,805	883,271
Ser. 05-CB12, Class X1, IO, 0.185s, 2037	40,299,165	318,343
Ser. 06-LDP6, Class X1, IO, 0.103s, 2043	56,656,482	222,360

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	463,164
Ser. 99-C1, Class G, 6.41s, 2031	601,777	362,317
FRB Ser. 07-C3, Class A2FL, 5.84s, 2044	7,863,000	8,216,000
Ser. 98-C4, Class G, 5.6s, 2035	474,000	483,480
Ser. 98-C4, Class H, 5.6s, 2035	808,000	525,200

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	6,612,307	6,865,805
Ser. 07-C1, Class A2, 5.318s, 2040	6,482,000	6,669,596
Ser. 07-C2, Class A2, 5.303s, 2040	4,642,000	4,781,902
Ser. 07-C2, Class XW, IO, 0.741s, 2040	9,294,383	246,260

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.911s, 2038	47,755,932	1,502,282
Ser. 03-C5, Class XCL, IO, 0.464s, 2037	11,299,397	208,701
Ser. 05-C3, Class XCL, IO, 0.34s, 2040	90,366,263	1,704,335
Ser. 05-C2, Class XCL, IO, 0.292s, 2040	216,467,694	1,705,354
Ser. 05-C5, Class XCL, IO, 0.231s, 2020	115,216,845	1,347,611
Ser. 05-C7, Class XCL, IO, 0.22s, 2040	157,633,862	1,112,958
Ser. 06-C1, Class XCL, IO, 0.199s, 2041	150,719,324	1,314,529
Ser. 06-C7, Class XCL, IO, 0.184s, 2038	74,123,705	1,104,895
Ser. 07-C2, Class XCL, IO, 0.123s, 2040	158,613,900	1,746,244

Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.204s, 2017	496,000	412,832
FRB Ser. 05-LLFA, Class J, 1.054s, 2018	324,000	223,627

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	$1,091,922	$1,048,245
Ser. 05-1, Class 1A4, 7 1/2s, 2034	788,628	772,855

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.885s, 2027	3,121,731	2,619,440

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC,
IO, 0.199s, 2049	74,988,355	896,943

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.754s, 2022	741,724	645,300

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.065s, 2030	496,000	500,249
FRB Ser. 05-A9, Class 3A1, 5.238s, 2035	2,710,833	2,186,073
Ser. 96-C2, Class JS, IO, 2.273s, 2028 F	502,285	13,366

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	1,596,000	1,628,715
Ser. 05-MCP1, Class XC, IO, 0.305s, 2043	49,529,225	496,095

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0 1/2s, 2039	9,797,575	205,355
Ser. 05-LC1, Class X, IO, 0.225s, 2044	27,858,095	166,408

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 6.155s, 2049	3,281,000	3,314,444
FRB Ser. 07-8, Class A2, 6.118s, 2049	1,887,000	2,030,152
Ser. 2006-3, Class A2, 5.291s, 2046	2,902,000	2,978,552

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.93s, 2037	3,414,863	332,949
Ser. 04-C2, Class X, IO, 6.57s, 2040	1,880,520	159,844
Ser. 06-C4, Class X, IO, 5.526s, 2045	7,243,975	579,518
Ser. 05-C3, Class X, IO, 5.487s, 2044	2,178,831	174,306

Morgan Stanley Capital 144A Ser. 05-RR6, Class X, IO,
1.642s, 2043 F	6,746,543	167,952

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043 F	1,080,000	1,135,826
Ser. 06-T21, Class A2, 5.09s, 2052	3,325,000	3,362,226

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039 F	820,000	291,108
Ser. 04-RR, Class F6, 6s, 2039 F	1,230,000	190,674
Ser. 07-HQ13, Class X1, IO, 0.815s, 2044 F	36,397,482	686,029
Ser. 05-HQ5, Class X1, IO, 0.137s, 2042 F	15,262,883	79,995

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
3.706s, 2035 F	2,294,409	1,405,326

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E, 7.154s, 2030 F	839,000	889,242

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT, 3.877s, 2035	359,712	343,525

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	157,488	148,826

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010	189,000	47,250

Residential Asset Mortgage Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	86,577	83,839

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	906,554	652,719
FRB Ser. 05-A2, Class A1, 0.763s, 2035	2,108,671	1,512,660

MORTGAGE-BACKED SECURITIES (43.8%)* cont.	Principal amount	Value

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.158s, 2036	$17,962,006	$586,100

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	603,000	512,550
Ser. 03-1A, Class M, 5s, 2018	403,000	282,100
Ser. 04-1A, Class L, 5s, 2018	273,000	191,100

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	7,217,288	5,124,274
FRB Ser. 05-18, Class 6A1, 4.993s, 2035	1,266,446	1,000,492

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.613s, 2034	354,285	311,770

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	40,523,231	5,352,156
Ser. 07-4, Class 1A4, IO, 1s, 2037	54,774,969	1,957,567

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.356s, 2037	16,099,795	1,696,494
Ser. 06-RF4, Class 1A, IO, 5.183s, 2036	4,737,106	529,218

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.099s, 2051	2,572,000	2,675,779
FRB Ser. 07-C33, Class A2, 6.054s, 2051	793,000	834,321
FRB Ser. 07-C32, Class A2, 5.924s, 2049	5,177,000	5,341,894
Ser. 2006-C28, Class A2, 5 1/2s, 2048	8,609,000	8,825,305
Ser. 07-C31, Class A3, 5.483s, 2047	1,520,000	1,548,966
Ser. 07-C31, Class A2, 5.421s, 2047	8,715,000	8,997,943
Ser. 07-C30, Class A3, 5.246s, 2043	1,506,000	1,507,987
Ser. 06-C29, IO, 0.53s, 2048	74,272,075	1,429,737
Ser. 07-C34, IO, 0.518s, 2046	17,585,920	329,912

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.554s, 2018	574,000	287,000
Ser. 03-C3, Class IOI, IO, 1.299s, 2035	11,571,491	271,736
Ser. 07-C31, IO, 0.434s, 2047	138,258,795	1,791,834
Ser. 05-C18, Class XC, IO, 0.179s, 2042	27,905,429	250,870
Ser. 06-C27, Class XC, IO, 0.167s, 2045	37,010,780	327,916
Ser. 06-C23, Class XC, IO, 0.089s, 2045	175,979,460	941,490
Ser. 06-C26, Class XC, IO, 0.069s, 2045	13,148,720	37,605

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014 F	129,000	36,308
Ser. 06-SL1, Class X, IO, 0.934s, 2043 F	5,905,725	199,872
Ser. 07-SL2, Class X, IO, 0.849s, 2049 F	12,064,851	347,187

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.109s, 2031	1,083,000	790,590

Total mortgage-backed securities (cost $453,530,727)		$545,220,065

CORPORATE BONDS AND NOTES (22.8%)*	Principal amount	Value

Basic materials (1.7%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	$57,000	$68,052

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	935,000	1,215,294

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	20,000	23,227

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	2,505,000	3,060,902

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	1,272,000	1,395,192

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Basic materials cont.
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	$1,457,000	$1,631,840

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011	250,000	274,063

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	1,140,000	1,202,700

International Paper Co. bonds 7.95s, 2018	1,400,000	1,661,209

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,913,000	2,424,728

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	1,495,000	1,641,458

Nalco Co. 144A sr. notes 8 1/4s, 2017	201,000	215,573

Rio Tinto Finance USA LTD company guaranty sr. unsec.
notes 9s, 2019 (Australia)	650,000	837,442

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	1,715,000	1,932,025

Sealed Air Corp. 144A notes 5 5/8s, 2013	1,153,000	1,221,983

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	560,000	611,395

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	164,000	204,180

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	245,000	295,225

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	204,000	247,860

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	610,000	652,957

		20,817,305
Capital goods (0.5%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	850,000	937,125

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016	79,000	83,938

Ball Corp. company guaranty sr. unsec. notes 6 5/8s, 2018	680,000	691,900

L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015	450,000	460,688

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2015	390,000	395,850

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	768,000	906,767

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	485,371

Republic Services, Inc. 144A sr. unsec. notes 5 1/2s, 2019	660,000	692,893

Thomas & Betts Corp. sr. unsec. unsub. notes 5 5/8s, 2021	570,000	592,762

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	305,000	341,102

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	104,266

		5,692,662
Communication services (2.5%)
American Tower Corp. sr. unsec. notes 7s, 2017	1,070,000	1,195,725

American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019	1,560,000	1,747,200

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	926,000	1,221,123

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	237,042

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	2,645,000	2,740,556

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	590,000	707,060

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	785,000	959,402

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	455,000	506,751

Cox Communications, Inc. notes 7 1/8s, 2012	345,000	387,116

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	470,000	608,037

Cox Communications, Inc. 144A notes 5 7/8s, 2016	390,000	429,803

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Communication services cont.
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	$250,000	$256,098

France Telecom notes 8 1/2s, 2031 (France)	340,000	461,363

Frontier Communications Corp. 144A sr. notes 8 1/2s, 2020	800,000	824,000

Frontier Communications Corp. 144A sr. notes 7 7/8s, 2015	215,000	221,988

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	230,000	226,263

Rogers Communications Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	700,973

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,000,000	1,119,396

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	2,400,000	2,472,013

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,435,000	2,863,842

TCI Communications, Inc. debs. 9.8s, 2012	960,000	1,085,672

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	345,000	378,524

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,321,024

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	355,000	402,237

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	345,000	399,880

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	350,000	378,310

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	424,000	503,480

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	221,000	280,200

Verizon New England, Inc. sr. notes 6 1/2s, 2011	1,580,000	1,679,869

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	748,125

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	795,000	903,611

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	219,000	232,770

Verizon Wireless, Inc. sr. unsec. unsub. notes 5.55s, 2014	2,475,000	2,724,980

		30,924,433
Conglomerates (—%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	560,000	622,240

		622,240
Consumer cyclicals (1.8%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	950,000	963,063

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	466,000	497,455

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	415,000	436,788

DaimlerChrysler NA Holding Corp. company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	2,675,000	2,914,741

DaimlerChrysler NA Holding Corp. company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	605,000	638,103

DIRECTV Holdings, LLC company guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	1,670,000	1,773,214

DIRECTV Holdings, LLC 144A company guaranty sr. unsec.
notes 6.35s, 2040	805,000	831,527

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	1,769,000	1,886,196

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	495,000	516,038

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
NBC Universal, Inc. 144A notes 6.4s, 2040	$845,000	$864,469

NBC Universal, Inc. 144A notes 5.15s, 2020	670,000	677,248

News America Holdings, Inc. company guaranty 7 3/4s, 2024	870,000	1,053,568

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	943,589

Nissan Motor Acceptance Corp. 144A sr. unsec. notes 4 1/2s, 2015	1,695,000	1,711,386

Omnicom Group, Inc. sr. notes 5.9s, 2016	535,000	593,853

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	672,000	808,080

QVC Inc. 144A sr. notes 7 1/8s, 2017	535,000	543,025

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	980,000	1,200,407

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	50,000	62,747

Time Warner, Inc. debs. 9.15s, 2023	675,000	883,703

Time Warner, Inc. debs. 9 1/8s, 2013	785,000	920,344

Viacom, Inc. company guaranty 5 5/8s, 2012	333,000	358,766

Viacom, Inc. company guaranty sr. unsec. notes 8 5/8s, 2012	67,000	74,804

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	920,000	1,044,226

Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	365,000	402,396

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	180,000	210,675

		22,810,411
Consumer staples (2.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	875,000	1,080,872

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	540,000	636,585

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	2,013,000	2,656,381

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 5s, 2020	980,000	993,724

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	1,222,000	1,470,843

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	968,183

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	36,000	36,912

CVS Caremark Corp. notes 6.6s, 2019	1,310,000	1,492,589

CVS Caremark Corp. 144A company guaranty notes 7.507s, 2032	2,312,280	2,618,195

CVS Corp. sr. unsec. notes 6 1/8s, 2016	5,000	5,567

Diageo Capital PLC company guaranty 5 3/4s, 2017 (United Kingdom)	680,000	755,500

Diageo PLC company guaranty 8s, 2022 (Canada)	675,000	839,714

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	1,735,000	1,755,007

General Mills, Inc. sr. unsec. notes 5.65s, 2019	190,000	207,836

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	595,000	649,427

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	85,000	99,547

Kraft Foods, Inc. notes 6 1/8s, 2018	730,000	802,812

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,202,873

Kroger Co. company guaranty 6 3/4s, 2012	5,000	5,458

Kroger Co. company guaranty 6.4s, 2017	605,000	687,683

Kroger Co. sr. notes 6.15s, 2020	200,000	220,540

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	762,309

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	530,000	593,801

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	805,199

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Consumer staples cont.
SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	$1,010,000	$1,149,305

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	1,150,000	1,246,923

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	555,000	596,625

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	675,000	800,719

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,581,818

		29,722,947
Energy (1.1%)
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	835,000	865,269

Devon Energy Corp. sr. notes 6.3s, 2019	360,000	411,744

El Paso Pipeline Partners Operating Co., LLC company
guaranty sr. unsec. notes 6 1/2s, 2020	750,000	768,750

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	270,000	306,033

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	340,000	373,240

Forest Oil Corp. sr. notes 8s, 2011	455,000	481,163

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	195,000	206,875

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	730,000	812,167

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	550,000	558,250

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	319,000	324,583

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	620,000	739,652

Peabody Energy Corp. sr. notes 5 7/8s, 2016	665,000	661,675

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,085,967

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	205,000	220,747

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	240,000	264,838

Weatherford International, Ltd. company guaranty 6 1/2s,
2036 (Switzerland)	470,000	489,350

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	1,125,000	1,454,956

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	390,000	422,263

Williams Partners LP 144A sr. unsec. notes 5 1/4s, 2020	625,000	642,844

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	655,000	678,222

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	635,000	762,770

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	280,000	307,597

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	505,000	593,363

		13,432,318
Financials (7.3%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	620,000	670,555

Allstate Life Global Funding Trusts notes Ser. MTN, 5 3/8s, 2013	1,160,000	1,273,632

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	995,000	1,072,350

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.55s, 2017	1,035,000	962,820

American Express Co. sr. unsec. notes 8 1/8s, 2019	1,450,000	1,775,947

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.449s, 2011	1,225,000	1,181,586

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Financials cont.
American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	$2,440,000	$2,257,000

AON Corp. jr. unsec. sub. notes 8.205s, 2027	1,275,000	1,389,120

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,653,902

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	897,063

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016
(United Kingdom)	100,000	103,891

Barclays Bank PLC 144A sub. notes 10.179s, 2021	1,080,000	1,415,155

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	2,555,000	2,662,589

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,125,302

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	1,943,845

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.05s, 2012	897,000	876,770

Capital One Bank USA NA sub. notes 8.8s, 2019	1,050,000	1,292,949

Chubb Corp. (The) sr. notes 6 1/2s, 2038	480,000	536,321

Citigroup, Inc. sr. unsec. sub. FRN 0.524s, 2016	1,961,000	1,688,733

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	1,370,000	1,423,504

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	2,165,000	2,268,784

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.4s, 2010	1,575,000	1,574,951

Citigroup, Inc. sub. notes 5s, 2014	1,156,000	1,170,171

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	504,000	484,139

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	100,000	101,729

Countrywide Financial Corp. FRN Ser. MTN, 0.8s, 2012	1,090,000	1,078,841

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	409,221

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	64,000	68,373

Fund American Cos., Inc. notes 5 7/8s, 2013	1,050,000	1,096,241

GATX Financial Corp. notes 5.8s, 2016	455,000	470,939

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.574s, 2016	895,000	837,912

General Electric Capital Corp. sr. unsec. notes 5 1/2s, 2020	2,080,000	2,166,810

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039	370,000	409,694

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	595,000	616,362

Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 5 3/8s, 2020	705,000	685,713

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	2,510,000	2,436,930

Hartford Financial Services Group, Inc. (The) sr. unsec.
notes 6.1s, 2041	1,207,000	1,108,051

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	50,000	52,246

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017	635,000	648,439

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	835,000	818,910

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	3,945,000	4,180,603

Icahn Enterprises LP/Ichan Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/4s, 2016	670,000	649,900

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	404,000	433,564

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,409,703

Liberty Mutual Group 144A notes 6 1/2s, 2035	1,715,000	1,544,045

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Financials cont.
Loews Corp. notes 5 1/4s, 2016	$385,000	$404,791

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	1,350,000	1,450,015

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	820,000	863,415

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	830,000	1,109,117

MBNA American Bank NA sub. notes Ser. BKNT, 7 1/8s, 2012	1,695,000	1,855,659

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,535,000	1,689,510

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 0.516s, 2011	910,000	905,018

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	715,000	767,784

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018	845,000	951,865

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,026,751

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	512,539

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	540,000	556,405

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 R	660,000	705,378

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	101,115

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	900,836

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,614,478

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	340,000	400,469

Prudential Financial, Inc. sr. notes 6.2s, 2015	300,000	333,495

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	575,000	615,285

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.136s, 2017	160,000	130,098

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	360,000	369,460

Royal Bank of Scotland PLC (The) 144A company guaranty
sr. unsec. unsub. notes 4 7/8s, 2014 (United Kingdom)	330,000	338,307

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	974,000	1,081,211

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	930,000	1,000,012

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	2,213,000	2,272,652

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	915,000	919,058

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	985,000	1,007,048

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	1,555,000	1,753,365

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	220,000	241,685

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	1,180,000	1,179,989

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,880,000	2,038,828

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	1,745,000	1,880,180

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	5,000	5,437

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.402s, 2012	575,000	570,843

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	1,810,000	2,027,709

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018	1,070,000	1,209,223

Wells Fargo Bank NA unsec. sub. notes 4 3/4s, 2015	345,000	360,720

Wells Fargo Bank NA unsec. sub. notes FRN 0.46s, 2016	1,180,000	1,109,602

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	1,750,000	1,771,830

Willis Group North America, Inc. company guaranty 6.2s, 2017	510,000	522,207

		91,478,694

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Health care (0.7%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	$1,660,000	$1,829,474

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	1,535,000	1,738,322

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	480,000	522,302

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	186,000	220,647

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	464,000	520,795

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	935,000	1,035,970

Hospira, Inc. sr. notes 6.05s, 2017	110,000	120,666

Hospira, Inc. sr. notes 5.55s, 2012	655,000	701,667

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040	451,000	443,359

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	244,000	242,813

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	120,000	115,656

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	390,000	401,213

Watson Pharmaceuticals, Inc. sr. unsec. notes 6 1/8s, 2019	570,000	609,230

WellPoint, Inc. notes 7s, 2019	225,000	259,037

		8,761,151
Technology (0.4%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	1,240,000	1,289,087

Brocade Communications Systems, Inc. 144A sr. notes 6 7/8s, 2020	955,000	983,650

Brocade Communications Systems, Inc. 144A sr. notes 6 5/8s, 2018	230,000	236,325

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	160,789

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	855,000	914,283

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	996,000	1,078,448

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	385,000	402,834

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	520,000	533,088

		5,598,504
Transportation (0.6%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	100,000	100,250

American Airlines, Inc. pass-through certificates
Ser. 01-2, 7.858s, 2011	290,000	299,425

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	305,000	349,698

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	365,000	397,786

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	1,915,000	1,935,116

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	771,101	776,884

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	222,831	223,945

Delta Air Lines, Inc. pass-through certificates Ser. 71-A, 6.821s, 2022	408,708	414,839

GATX Corp. notes 4 3/4s, 2012	400,000	418,247

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,186,583	1,119,838

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	228,895	239,114

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	5,000	5,540

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	280,000	300,597

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	539,051	514,794

		7,096,073

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Utilities and power (3.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$515,000	$555,528

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	207,000	242,615

Ameren Energy Generating Co. sr. unsec. notes 6.3s, 2020	690,000	699,541

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	580,807

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	1,525,000	1,790,345

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	765,000	837,556

Beaver Valley II Funding debs. 9s, 2017	687,000	756,167

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	980,000	1,072,542

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,968,652	2,041,502

CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,050,000	1,101,135

CMS Energy Corp. sr. notes 8 1/2s, 2011	2,397,000	2,521,397

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.253s, 2013	625,000	592,188

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	250,000	280,396

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	503,213

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	130,000	143,056

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	400,000	430,549

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	795,195

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	2,460,000	2,742,642

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	1,055,000	1,170,858

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,007,885

Electricite de France 144A notes 6.95s, 2039 (France)	970,000	1,143,519

Electricite de France 144A sr. notes 4.6s, 2020 (France)	255,000	255,162

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)	695,000	702,735

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	373,000	373,595

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	7,000	7,425

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	520,000	682,937

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	735,000	777,263

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	600,000	628,500

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	936,600

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	349,518

Kansas Gas & Electric bonds 5.647s, 2021	273,685	274,170

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,043,364

MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037	410,000	448,553

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	360,000	403,245

National Fuel Gas Co. notes 5 1/4s, 2013	595,000	626,561

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	795,000	1,025,772

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	1,660,000	1,718,895

Northwestern Corp. sec. notes 5 7/8s, 2014	900,000	926,404

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	326,884

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	785,000	807,779

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	460,000	506,539

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	885,000	915,639

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	2,488,622	2,548,299

CORPORATE BONDS AND NOTES (22.8%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	$515,000	$550,400

Progress Energy, Inc. sr. notes 6.85s, 2012	195,000	213,428

Sierra Pacific Resources sr. unsec. unsub. notes 6 3/4s, 2017	466,000	477,459

Southern California Edison Co. 1st mtge. bonds 5 1/2s, 2040	575,000	580,930

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.9s, 2013	910,000	992,546

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020	240,000	253,674

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	135,000	148,117

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	786,100

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,960,000	2,418,463

TransAlta Corp. sr. notes 6 1/2s, 2040	890,000	911,425

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	535,000	584,039

TransAlta Corp. sr. unsec. unsub. notes 4 3/4s, 2015 (Canada)	450,000	470,382

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	560,000	634,699

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	830,000	863,857

		47,179,994
Total corporate bonds and notes (cost $265,502,459)		$284,136,732

ASSET-BACKED SECURITIES (6.0%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.953s, 2035	$130,212	$50,748
FRB Ser. 05-4, Class A2C, 0.473s, 2035	176,822	171,380

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.413s, 2036	758,000	233,919
FRB Ser. 06-HE3, Class A2C, 0.413s, 2036	973,000	353,949

AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 0.673s, 2029	1,829,848	818,277

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 2.013s, 2033	349,106	124,581

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,203,000	216,540
Ser. 04-1A, Class E, 6.42s, 2039	889,204	142,273

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.533s, 2033	42,539	14,431
FRB Ser. 06-W4, Class A2C, 0.423s, 2036	1,668,046	547,799

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.263s, 2033	216,447	165,553
FRB Ser. 05-WMC1, Class M1, 0.703s, 2035	543,000	504,990

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.453s, 2036	227,043	153,369
FRB Ser. 06-HE4, Class A5, 0.423s, 2036	859,305	559,668
FRB Ser. 06-HE7, Class A4, 0.403s, 2036	534,000	186,478

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	324,000	329,957

Bayview Financial Acquisition Trust FRB Ser. 04-D, Class A,
0.85s, 2044	560,691	505,209

Bayview Financial Asset Trust 144A FRB Ser. 03-SSRA,
Class M, 1.613s, 2038	373,465	261,425

ASSET-BACKED SECURITIES (6.0%)* cont.	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1 1/4s, 2035	$395,000	$115,790
FRB Ser. 03-3, Class A2, 0.853s, 2043	1,118,941	955,319
FRB Ser. 05-3, Class A1, 0.713s, 2035	163,395	150,827

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1,
Class M1, 0.683s, 2035	331,324	261,109

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	3,850,793	3,157,651
Ser. 02-2, Class A, IO, 8 1/2s, 2033	3,418,165	47,000
Ser. 00-4, Class A6, 8.31s, 2032	4,201,666	3,361,333
Ser. 00-5, Class A6, 7.96s, 2032	2,034,103	1,790,010
Ser. 02-1, Class M1F, 7.954s, 2033	941,000	853,697
Ser. 01-4, Class A4, 7.36s, 2033	2,857,728	2,972,037
Ser. 01-1, Class A5, 6.99s, 2032	2,821,463	2,849,678

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.783s, 2035	260,660	245,642
FRB Ser. 04-6, Class 2A5, 0.653s, 2034	617,421	531,207
FRB Ser. 05-14, Class 3A2, 0.503s, 2036	125,236	112,192

Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	375,000	273,750

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	1,307,000	261,400

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (In default) F †	150,030	15

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
0.933s, 2035	132,008	43,779

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 1.073s, 2035	190,845	190,307

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	134,710	130,580

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 1.302s, 2038	834,000	4,170

Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1, 0.757s, 2015	687,043	647,538

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.593s, 2036	1,701,000	859,111
FRB Ser. 06-2, Class 2A3, 0.433s, 2036	3,011,000	1,833,594

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.263s, 2037	417,000	70,890

GEBL 144A
Ser. 04-2, Class D, 3.004s, 2032	398,512	17,933
Ser. 04-2, Class C, 1.104s, 2032	150,190	18,023

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	437,522	380,644
Ser. 99-5, Class A5, 7.86s, 2030	8,754,442	7,441,276
Ser. 97-2, Class A7, 7.62s, 2028	456,004	483,433
Ser. 97-6, Class A9, 7.55s, 2029	497,943	508,137
Ser. 95-8, Class B1, 7.3s, 2026	284,587	260,872
Ser. 96-10, Class M1, 7.24s, 2028	812,000	820,120
Ser. 97-3, Class A5, 7.14s, 2028	249,417	254,443
Ser. 98-4, Class A7, 6.87s, 2030	195,631	194,929
Ser. 98-6, Class A7, 6.45s, 2030	84,793	84,908
Ser. 99-2, Class A7, 6.44s, 2030	757,111	720,733
Ser. 99-1, Class A6, 6.37s, 2025	895,972	904,931

ASSET-BACKED SECURITIES (6.0%)* cont.	Principal amount	Value

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	$2,434,104	$2,263,717
Ser. 99-5, Class M1A, 8.3s, 2026	409,000	393,965
Ser. 99-3, Class 1A5, 6.79s, 2023	22,909	22,829

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.413s, 2036	4,475,000	1,334,733

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.813s, 2030	994,058	149,109
FRB Ser. 05-1A, Class D, 1.793s, 2030	322,885	38,746

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.728s, 2036	878,553	351,421

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.593s, 2036	853,000	635,238

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.553s, 2035	716,000	427,381

Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.807s, 2028	8,071,360	343,033

Lehman XS Trust FRB Ser. 07-6, Class 2A1, 0.473s, 2037	6,794,085	2,536,694

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.261s, 2036	2,510,000	175,700
FRB Ser. 02-1A, Class FFL, 3.013s, 2037	3,681,000	478,530

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	3,208,410	1,957,130

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.883s, 2035	448,000	269,415
FRB Ser. 06-4, Class 2A4, 0.523s, 2036	819,000	328,390
FRB Ser. 06-1, Class 2A3, 0.453s, 2036	905,938	472,758

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.513s, 2032	3,088,734	2,721,175
FRB Ser. 02-A, Class M2, 2.513s, 2032	453,000	385,503
Ser. 02-A IO, 0.3s, 2032	75,445,183	943,065

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	49,548	26,684
Ser. 04-2A, Class D, 5.389s, 2026	39,518	20,697
Ser. 04-2A, Class C, 4.741s, 2026	45,757	28,554
FRB Ser. 02-1A, Class A1, 0.956s, 2024	308,028	293,917

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2,
Class A4, 0.413s, 2036	425,000	205,476

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	410,456	385,528
Ser. 10, Class B, 7.54s, 2036	405,781	369,378

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.943s, 2035	190,557	98,857
FRB Ser. 05-HE1, Class M3, 0.783s, 2034	281,000	218,802
FRB Ser. 06-NC4, Class M2, 0.563s, 2036	395,000	3,248

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
2.265s, 2039	735,000	147,000

Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1, 0.74s, 2015	84,712	82,171

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	1,054,512	1,037,782
FRB Ser. 03-4, Class M3, 3.338s, 2033	20,402	11,838

ASSET-BACKED SECURITIES (6.0%)* cont.	Principal amount	Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.423s, 2036	$1,003,874	$544,288
FRB Ser. 06-2, Class A2C, 0.413s, 2036	1,017,000	593,480

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	29,224	29,517
Ser. 01-D, Class A3, 5.9s, 2022	109,189	64,826
Ser. 02-C, Class A1, 5.41s, 2032	2,376,284	2,114,893

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	323,045	310,123
Ser. 01-B, Class A3, 6.535s, 2023	96,232	88,159

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.093s, 2036	180,000	36,372
FRB Ser. 04-WHQ2, Class A3A, 0.613s, 2035	8,198	8,168

People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 0.393s, 2036	1,151,651	458,887

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.453s, 2036	865,728	682,480
FRB Ser. 07-RZ1, Class A2, 0.423s, 2037	1,565,000	913,902

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 0.993s, 2035	475,764	345,995

Residential Asset Securities Corp. 144A Ser. 04-NT,
Class Note, 4 1/2s, 2034 (In default) F †	61,018	6

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.523s, 2036	472,689	179,298

SAIL Net Interest Margin Notes 144A Ser. 04-4A, Class B,
7 1/2s, 2034 (In default) F †	233,390	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.913s, 2035	231,424	1,043
FRB Ser. 07-NC2, Class A2B, 0.403s, 2037	1,409,000	612,409
FRB Ser. 07-BR5, Class A2A, 0.393s, 2037	473,151	340,669

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.473s, 2036	1,730,000	684,037
FRB Ser. 06-FRE1, Class A2B, 0.443s, 2036	611,429	333,693

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.433s, 2036	758,000	592,639
FRB Ser. 06-3, Class A3, 0.423s, 2036	4,497,000	2,684,205

South Coast Funding 144A FRB Ser. 3A, Class A2, 1.45s, 2038	460,000	4,600

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.523s, 2036	821,000	156,779

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	1,619,166	304,755

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,388,000	138,800

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.373s, 2037	5,130,958	3,514,706

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.583s, 2037	366,000	140,889

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.216s, 2044 (United Kingdom)	460,894	105,993

Total asset-backed securities (cost $113,961,401)		$74,293,629

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.0%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 20, 2038 to October 20, 2039		$13,742,956	$14,923,453

			14,923,453
U.S. Government Agency Mortgage Obligations (2.8%)
Federal National Mortgage Association
Pass-Through Certificates
7s, January 1, 2017		13,073	14,081
6s, TBA, May 1, 2040		33,000,000	35,232,655

			35,246,736
Total U.S. government and agency mortgage obligations (cost $49,844,114)			$50,170,189

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	$63,072,400	$1,525,721

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	63,072,400	17,030

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	18,154,900	476,566

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	18,154,900	323,883

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	32,698,500	703,672

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.665% versus the three month
USD-LIBOR-BBA maturing March 8, 2021.	Mar-11/3.665	32,698,500	625,522

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	27,219,100	520,701

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	27,219,100	41,373

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	108,876,400	2,059,941

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	$108,876,400	$48,995

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	27,219,100	528,051

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	27,219,100	72,131

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	38,863,000	1,776,428

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	38,863,000	1,765,935

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	6,562,900	186,911

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	6,562,900	106,713

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	4,375,200	117,780

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	4,375,200	75,428

Total purchased options outstanding (cost $13,900,275)			$10,972,781

MUNICIPAL BONDS AND NOTES (0.4%)*		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$770,000	$845,783

IL State G.O. Bonds
4.421s, 1/1/15		410,000	416,724
4.071s, 1/1/14		1,220,000	1,236,543

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
7.309s, 6/1/34		805,000	663,747

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		675,000	732,713

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47		1,990,000	1,621,353

Total municipal bonds and notes (cost $5,855,868)			$5,516,863

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

First Data Corp. bank term loan FRN Ser. B1, 3.014s, 2014	$201,842	$181,489

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.316s, 2015	334,037	293,442

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
2.29s, 2014	14,203	12,144

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.259s, 2014	248,731	212,665

Intelsat Corp. bank term loan FRN Ser. B2, 2.792s, 2011	107,202	105,041

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.792s, 2013	107,235	105,074

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.792s, 2013	107,202	105,041

National Bedding Co. bank term loan FRN 2.313s, 2011	184,705	179,510

Polypore, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014	395,450	383,587

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	26,417	26,311

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8s, 2013	380,961	379,437

SunGard Data Systems, Inc. bank term loan FRN 2.001s, 2014	9,314	8,991

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3 7/8s, 2016	192,981	191,706

Total senior loans (cost $2,128,788)		$2,184,438

SHORT-TERM INVESTMENTS (47.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	219,239,867	$219,239,867

Interest in $367,500,000 joint tri-party repurchase agreement dated April 30, 2010 with Deutsche Bank Securities, Inc. due
May 3, 2010 — maturity value of $77,001,283 for an effective yield of 0.20% (collateralized by various mortgage backed
securities with coupon rates ranging from 4.00% to 7.00%
and due dates ranging from April 1, 2024 to May 1, 2038,
valued at $374,850,000)	$77,000,000	77,000,000

Interest in $350,000,000 joint tri-party repurchase agreement dated April 30, 2010 with Citigroup Global Markets, Inc. due
May 3, 2010 — maturity value of $50,000,833 for an effective yield of 0.20% (collateralized by various mortgage backed
securities with coupon rates ranging from 2.78% to 6.11%
and due dates ranging from March 1, 2022 to September 1,
2044, valued at $357,000,000)	50,000,000	50,000,000

Interest in $385,000,000 joint tri-party repurchase agreement dated April 30, 2010 with Bank of America Securities, Inc.
due May 3, 2010 — maturity value of $50,000,833 for an
effective yield of 0.20% (collateralized by various mortgage backed securities with coupon rates ranging from 1.58% to
9.41% and due dates ranging from July 1, 2013 to June 1, 2042,
valued at $392,700,000)	50,000,000	50,000,000

U.S. Treasury Bills for effective yields ranging from 0.23%
to 0.40%, November 18, 2010 # ##	57,644,000	57,516,203

U.S. Treasury Bills for effective yields ranging from 0.18%
to 0.26%, August 26, 2010 # ##	57,997,000	57,962,202

U.S. Treasury Cash Management Bills for effective yields
ranging from 0.23% to 0.24%, July 15, 2010 ##	13,690,000	13,680,170

Atlantic Asset Sec. Corp., for an effective yield of 0.23%,
May 14, 2010	24,000,000	23,998,007

Federal Home Loan Mortgage Corp., for an effective yield
of 0.16%, May 10, 2010 ##	25,000,000	24,999,000

SHORT-TERM INVESTMENTS (47.6%)* cont.	Principal amount/shares	Value

LMA Americas LLC (Calyon), for an effective yield of 0.27%,
June 15, 2010	8,000,000	$7,997,300

Royal Park Investments Funding Corp., for an effective
yield of 0.23%, May 7, 2010	10,000,000	9,999,617

Total short-term investments (cost $592,422,028)		$592,392,366

TOTAL INVESTMENTS

Total investments (cost $1,497,145,660)		$1,564,887,063

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNE	Medium Term Notes Class E
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

The Notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $1,245,524,700.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, liquid assets totaling $692,434,709 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	3,403	$405,169,688	Jun-10	$9,829,055

U.S. Treasury Bond 30 yr (Long)	63	7,813,969	Jun-10	212,311

U.S. Treasury Note 2 yr (Long)	81	17,623,828	Jun-10	14,965

U.S. Treasury Note 5 yr (Short)	268	31,050,313	Jun-10	(211,300)

U.S. Treasury Note 10 yr (Short)	46	5,423,688	Jun-10	(51,158)

Total				$9,793,873

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $101,075,504) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$153,193,000	Aug-11/4.7	$4,183,701

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	153,193,000	Aug-11/4.7	9,740,011

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	499,024

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	854,397

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	23,047,000	Aug-11/4.475	810,793

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	23,047,000	Aug-11/4.475	1,199,827

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	72,092,340	Jan-12/4.72	2,763,299

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	72,092,340	Jan-12/4.72	4,447,376

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	28,270,700	Sep-10/4.02	848,404

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $101,075,504) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	$28,270,700	Sep-10/4.02	$465,901

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	32,698,500	Mar-11/4.7375	482,957

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	996,039

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	722,557

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	22,504,000	Jul-11/4.5475	688,172

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	22,504,000	Jul-11/4.5475	1,261,124

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	1,415,052

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	2,460,137

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing August 17, 2021.	30,662,000	Aug-11/4.49	1,619,260

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	30,662,000	Aug-11/4.49	1,058,452

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	76,318,900	Oct-10/4.02	1,432,506

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	76,318,900	Oct-10/4.02	2,323,147

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	38,863,000	Jun-10/5.235	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	38,863,000	Jun-10/5.23	—

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $101,075,504) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	$32,698,500	Mar-11/4.665	$526,773

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	2,635,241

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	1,501,670

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.46	1,602,933

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	47,992,000	Jul-11/4.46	2,481,666

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	71,988,000	Jul-11/4.745	1,819,137

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	71,988,000	Jul-11/4.745	4,779,283

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	120,153,900	Jan-12/4.8	4,282,285

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	120,153,900	Jan-12/4.8	7,876,089

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	17,335,500	May-12/5.51	1,751,024

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	17,335,500	May-12/5.51	422,012

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	32,662,920	Feb-15/5.27	1,962,715

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	32,662,920	Feb-15/5.27	2,468,337

Total			$74,381,301

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $35,340,938) (Unaudited)

				Principal	Settlement
Agency				amount	date	Value

FNMA, 6s, May 1, 2040				$33,000,000	5/13/10	$35,232,655

Total						$35,232,655

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$370,642,500		$(1,055,868)	3/25/20	3 month USD-
				LIBOR-BBA	3.69%	$1,771,613

333,273,800		(178,878)	3/25/30	4.3%	3 month USD-
					LIBOR-BBA	(6,497,280)

709,017,000		—	9/10/10	3 month USD-
				LIBOR-BBA	3.22969%	10,215,619

31,016,000		—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(2,425,058)

109,878,000		—	7/22/10	3 month USD-
				LIBOR-BBA	3.5375%	1,866,973

Barclays Bank PLC
2,226,500		2,899	3/5/19	3 month USD-
				LIBOR-BBA	3.53%	20,159

20,273,100	E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(274,295)

639,813,700		45,692	4/16/12	3 month USD-
				LIBOR-BBA	1.18%	567,206

172,240,900		(344,233)	4/16/16	3.01%	3 month USD-
					LIBOR-BBA	(1,477,165)

756,433,100		208,311	4/27/11	3 month USD-
				LIBOR-BBA	0.60%	(63,217)

Credit Suisse International
113,842,400		(643,507)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(7,283,223)

486,922,600		11,629	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	(258,536)

Deutsche Bank AG
482,629,000		(596,485)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(5,735,569)

553,947,200		(392,527)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(4,061,801)

349,707,800		937,977	4/26/20	3 month USD-
				LIBOR-BBA	3.72%	3,163,100

73,603,300		189,620	4/26/25	3 month USD-
				LIBOR-BBA	4.15%	1,073,782

400,662,500		1,337,335	4/30/20	3 month USD-
				LIBOR-BBA	3.71%	3,418,244

284,336,000		(758,105)	1/8/15	2.84%	3 month USD-
					LIBOR-BBA	(7,774,394)

125,600,000		—	9/24/10	3 month USD-
				LIBOR-BBA	3.395%	1,893,014

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$352,461,000		$—	2/3/14	2.44%	3 month USD-
					LIBOR-BBA	$(6,355,770)

492,000,000		—	3/30/14	2.36%	3 month USD-
					LIBOR-BBA	(4,627,533)

226,000,000		—	3/30/21	3 month USD-
				LIBOR-BBA	3.125%	(12,530,727)

45,660,000		—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	(1,139,107)

Goldman Sachs International
120,938,000		—	3/30/40	4.5375%	3 month USD-
					LIBOR-BBA	(5,627,321)

462,487,500		1,180,466	4/8/15	2.94%	3 month USD-
					LIBOR-BBA	(7,523,520)

JPMorgan Chase Bank, N.A.
20,273,100	E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(154,481)

372,165,100		(17,426)	4/12/12	3 month USD-
				LIBOR-BBA	1.19%	441,412

630,948,200		518,561	4/22/12	3 month USD-
				LIBOR-BBA	1.13%	194,066

178,128,600		1,067,678	4/29/15	2.76%	3 month USD-
					LIBOR-BBA	(361,825)

27,600,000		—	4/29/15	2.636%	3 month USD-
					LIBOR-BBA	(58,739)

20,834,900		—	1/15/13	1.861%	3 month USD-
					LIBOR-BBA	(272,835)

Total						$(49,877,208)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)
Barclays Bank PLC

$997,218	1/12/40	(4.00%)1 month	Synthetic TRS	$(4,961)
		USD-LIBOR	Index 4.00%
			30 year Fannie Mae
			pools

1,980,192	1/12/40	4.50% (1 month	Synthetic TRS	3,731
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

969,608	1/12/40	(5.00%)1 month	Synthetic TRS	729
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$997,218	1/12/40	4.00% (1 month	Synthetic TRS	$4,948
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

1,980,192	1/12/40	(4.50%)1 month	Synthetic TRS	(4,209)
		USD-LIBOR	Index 4.50%
			30 year Fannie Mae
			pools

969,608	1/12/40	5.00% (1 month	Synthetic TRS	(806)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

Total				$(568)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$—	$440,000	12/20/12	95 bp	$(9,695)

Credit Suisse International
General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aa2	—	3,610,000	12/20/13	530 bp	544,566

Deutsche Bank AG
General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	3,150,000	9/20/13	109 bp	(507)

Total						$534,364

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$74,293,629	$—

Corporate bonds and notes	—	284,136,732	—

Mortgage-backed securities	—	542,231,770	2,988,295

Municipal bonds and notes	—	5,516,863	—

Purchased options outstanding	—	10,972,781	—

Senior loans	—	2,184,438	—

U.S. Government and agency mortgage obligations	—	50,170,189	—

Short-term investments	219,239,867	373,152,499	—

Totals by level	$219,239,867	$1,342,658,901	$2,988,295

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$9,793,873	$—	$—

Written options	—	(74,381,301)	—

TBA sale commitments	—	(35,232,655)	—

Receivable purchase agreement	—	—	(916,583)

Interest rate swap contracts	—	(51,390,347)	—

Total return swap contracts	—	(568)	—

Credit default contracts	—	534,364	—

Totals by level	$9,793,873	$(160,470,507)	$(916,583)

At the start and close of the reporting period, Level 3 investments in securities/other financial investments are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

51

Statement of assets and liabilities 4/30/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,100,905,793)	$1,168,647,196
Affiliated issuers (identified cost $219,239,867) (Note 6)	219,239,867

Repurchase agreements, at value (Note 1)	177,000,000

Interest and other receivables	11,462,682

Receivable for shares of the fund sold	7,131,713

Receivable for investments sold	73,871,591

Receivable for sales of delayed delivery securities (Note 1)	35,406,938

Unrealized appreciation on swap contracts (Note 1)	25,179,162

Receivable for variation margin (Note 1)	2,863,594

Premium paid on swap contracts (Note 1)	3,987,029

Total assets	1,724,789,772

LIABILITIES

Payable to custodian (Note 2)	1,833,624

Payable for investments purchased	244,373,777

Payable for purchases of delayed delivery securities (Note 1)	35,350,219

Payable for shares of the fund repurchased	1,015,214

Payable for compensation of Manager (Note 2)	403,636

Payable for investor servicing fees (Note 2)	153,226

Payable for custodian fees (Note 2)	16,061

Payable for Trustee compensation and expenses (Note 2)	259,062

Payable for administrative services (Note 2)	3,718

Payable for distribution fees (Note 2)	338,325

Payable for receivable purchase agreement (Note 2)	916,583

Interest payable (Note 2)	4,794,289

Written options outstanding, at value (premiums received $101,075,504) (Notes 1 and 3)	74,381,301

Premium received on swap contracts (Note 1)	5,500,168

Unrealized depreciation on swap contracts (Note 1)	74,522,574

TBA sales commitments, at value (proceeds receivable $35,340,938) (Note 1)	35,232,655

Other accrued expenses	170,640

Total liabilities	479,265,072

Net assets	$1,245,524,700

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,419,514,801

Undistributed net investment income (Note 1)	4,051,445

Accumulated net realized loss on investments (Note 1)	(232,119,313)

Net unrealized appreciation of investments	54,077,767

Total — Representing net assets applicable to capital shares outstanding	$1,245,524,700

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($767,031,456 divided by 112,269,780 shares)	$6.83

Offering price per class A share (100/96.00 of $6.83)*	$7.11

Net asset value and offering price per class B share ($40,863,785 divided by 6,026,344 shares)**	$6.78

Net asset value and offering price per class C share ($85,569,232 divided by 12,590,358 shares)**	$6.80

Net asset value and redemption price per class M share ($200,288,120 divided by 29,813,679 shares)	$6.72

Offering price per class M share (100/96.75 of $6.72)***	$6.95

Net asset value, offering price and redemption price per class R share
($2,744,437 divided by 403,230 shares)	$6.81

Net asset value, offering price and redemption price per class Y share
($149,027,670 divided by 21,604,097 shares)	$6.90

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $274,791 from investments in affiliated issuers) (Note 6)	$50,725,384

Total investment income	50,725,384

EXPENSES

Compensation of Manager (Note 2)	2,719,421

Investor servicing fees (Note 2)	925,083

Custodian fees (Note 2)	32,102

Trustee compensation and expenses (Note 2)	43,935

Administrative services (Note 2)	32,531

Distribution fees — Class A (Note 2)	883,442

Distribution fees — Class B (Note 2)	214,115

Distribution fees — Class C (Note 2)	293,909

Distribution fees — Class M (Note 2)	488,985

Distribution fees — Class R (Note 2)	6,008

Other	467,525

Fees waived and reimbursed by Manager (Note 2)	(342,302)

Total expenses	5,764,754

Expense reduction (Note 2)	(2,534)

Interest expense (Note 2)	(2,327,838)

Net expenses	3,434,382

Net investment income	47,291,002

Net realized gain on investments (Notes 1 and 3)	13,603,517

Net realized loss on swap contracts (Note 1)	(9,079,690)

Net realized loss on futures contracts (Note 1)	(5,224,498)

Net realized gain on written options (Notes 1 and 3)	21,826,377

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, receivable purchase agreement and TBA sale commitments during the period	12,198,343

Net gain on investments	33,324,049

Net increase in net assets resulting from operations	$80,615,051

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/10*	Year ended 10/31/09

Operations:
Net investment income	$47,291,002	$51,679,467

Net realized gain (loss) on investments	21,125,706	(195,590,584)

Net unrealized appreciation of investments	12,198,343	341,106,027

Net increase in net assets resulting from operations	80,615,051	197,194,910

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(25,605,639)	(43,422,739)

Class B	(1,377,651)	(3,562,131)

Class C	(1,971,475)	(1,755,323)

Class M	(7,000,133)	(14,019,078)

Class R	(85,012)	(143,763)

Class Y	(5,775,695)	(19,479,382)

Redemption fees (Note 1)	2,957	4,345

Increase in capital from settlement payments	41,451	—

Increase (decrease) from capital share transactions (Note 4)	26,769,434	(505,166,663)

Total increase (decrease) in net assets	65,613,288	(390,349,824)

NET ASSETS

Beginning of period	1,179,911,412	1,570,261,236

End of period (including undistributed net investment income of $4,051,445 and distributions in excess of net investment income
of $1,423,952, respectively)	$1,245,524,700	$1,179,911,412

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses	Ratio of net
			Net realized									Ratio	to average	investment
	Net asset	Net	and									of expenses	net assets,	income (loss)
	value,	investment	unrealized	Total from	From net			Non-recurring	Net asset	Total return at	Net assets,	to average	excluding	to average
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	reimburse-	value, end	net asset	end of period	net assets	interest	net assets	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees [b]	ments	of period	value (%) [c]	(in thousands)	(%) [d,e]	expense (%) [d,e]	(%) [d]	turnover (%) [f]

Class A
April 30, 2010 **	$6.61	.27	.19	.46	(.24)	(.24)	—	— [i]	$6.83	7.11 *	$767,031	.45 * [j]	.45 * [j]	4.03 *	46.06 *
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	—	—	6.61	34.44	667,144	1.68 [g]	.96	5.12	331.48
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	—	—	5.35	(15.13)	537,220.99		.99	5.91	200.36
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	—	—	6.77	5.35	768,016.98		.98	4.67	322.90
October 31, 2006	6.73	.27 [h]	.03	.30	(.29)	(.29)	—	—	6.74	4.53	791,970	.95 [h]	.95 [h]	4.07 [h]	238.67
October 31, 2005	6.87	.23	(.16)	.07	(.21)	(.21)	—	—	6.73	1.05	872,931.98		.98	3.42	300.04

Class B
April 30, 2010 **	$6.56	.25	.19	.44	(.22)	(.22)	—	— [i]	$6.78	6.75 *	$40,864	.82 * [j]	.82 * [j]	3.69 *	46.06 *
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	—	—	6.56	33.21	45,772	2.43 [g]	1.71	4.31	331.48
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	—	—	5.32	(15.58)	57,171	1.74	1.74	5.22	200.36
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	—	—	6.72	4.43	110,495	1.73	1.73	3.96	322.90
October 31, 2006	6.68	.22 [h]	.04	.26	(.24)	(.24)	—	—	6.70	3.92	154,775	1.70 [h]	1.70 [h]	3.37 [h]	238.67
October 31, 2005	6.82	.18	(.16)	.02	(.16)	(.16)	—	—	6.68	.28	229,794	1.73	1.73	2.64	300.04

Class C
April 30, 2010 **	$6.58	.24	.20	.44	(.22)	(.22)	—	— [i]	$6.80	6.76 *	$85,569	.82 * [j]	.82 * [j]	3.58 *	46.06 *
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	—	—	6.58	33.40	43,310	2.43 [g]	1.71	4.45	331.48
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	—	—	5.33	(15.67)	16,414	1.74	1.74	5.16	200.36
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	—	—	6.74	4.41	20,396	1.73	1.73	3.93	322.90
October 31, 2006	6.70	.22 [h]	.04	.26	(.24)	(.24)	—	—	6.72	3.92	21,736	1.70 [h]	1.70 [h]	3.33 [h]	238.67
October 31, 2005	6.84	.18	(.16)	.02	(.16)	(.16)	—	—	6.70	.28	24,644	1.73	1.73	2.66	300.04

Class M
April 30, 2010 **	$6.50	.26	.20	.46	(.24)	(.24)	—	— [i]	$6.72	7.12 *	$200,288	.58 * [j]	.58 * [j]	3.92 *	46.06 *
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	—	—	6.50	33.82	194,199	1.93 [g]	1.21	4.83	331.48
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	—	—	5.28	(15.19)	167,743	1.24	1.24	5.67	200.36
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	—	—	6.68	4.86	253,457	1.23	1.23	4.45	322.90
October 31, 2006	6.66	.25 [h]	.03	.28	(.27)	(.27)	—	—	6.67	4.38	331,997	1.20 [h]	1.20 [h]	3.85 [h]	238.67
October 31, 2005	6.80	.21	(.15)	.06	(.20)	(.20)	—	—	6.66	.84	420,886	1.23	1.23	3.15	300.04

Class R
April 30, 2010 **	$6.59	.26	.20	.46	(.24)	(.24)	—	— [i]	$6.81	7.02 *	$2,744	.58 * [j]	.58 * [j]	3.89 *	46.06 *
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	—	—	6.59	34.02	2,353	1.93 [g]	1.21	4.85	331.48
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	—	—	5.34	(15.30)	1,448	1.24	1.24	5.54	200.36
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	—	—	6.76	4.98	1,062	1.23	1.23	4.38	322.90
October 31, 2006	6.72	.25 [h]	.04	.29	(.27)	(.27)	—	—	6.74	4.50	755	1.20 [h]	1.20 [h]	3.70 [h]	238.67
October 31, 2005	6.87	.23	(.18)	.05	(.20)	(.20)	—	—	6.72	.72	400	1.23	1.23	3.29	300.04

Class Y
April 30, 2010 **	$6.67	.28	.20	.48	(.25)	(.25)	—	— [i]	$6.90	7.31 *	$149,028	.33 * [j]	.33 * [j]	4.20 *	46.06 *
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	—	—	6.67	34.59	227,134	1.43 [g]	.71	5.87	331.48
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	—	—	5.40	(14.85)	790,264.74		.74	6.14	200.36
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	—	—	6.82	5.54	1,126,527.73		.73	4.93	322.90
October 31, 2006	6.77	.29 [h]	.03	.32	(.30)	(.30)	—	—	6.79	4.89	1,193,654	.70 [h]	.70 [h]	4.30 [h]	238.67
October 31, 2005	6.91	.25	(.16)	.09	(.23)	(.23)	—	—	6.77	1.28	1,029,647.73		.73	3.69	300.04

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2010	0.03%

October 31, 2009	0.19

October 31, 2008	0.09

October 31, 2007	0.08

October 31, 2006	0.05

October 31, 2005	0.03

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009 (Note 2).

h Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

i Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

j Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.20% of average net assets as of April 30, 2010 (Note 2).

The accompanying notes are an integral part of these financial statements.

58

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Fund (the fund), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identi-fied in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from November 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 10, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period. The fund had an average contract amount of approximately $495,600,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,400,000 on total return swap contracts for the reporting period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $31,700,000 on credit default swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $114,265,070 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $98,174,754.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $220,270,015 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 15,454,954	October 31, 2013

14,607,635	October 31, 2014

126,895,927	October 31, 2016

63,311,499	October 31, 2017

The aggregate identified cost on a tax basis is $1,527,242,840, resulting in gross unrealized appreciation and depreciation of $100,884,297 and $63,240,074, respectively, or net unrealized appreciation of $37,644,223.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.55% of the first $5 billion, 0.50% of the next $5 billion, 0.45% of the next $10 billion, 0.40% of the next $10 billion, 0.35% of the next $50 billion, 0.33% of the next $50 billion, and 0.32% of the next $100 billion and 0.315% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $342,302 as a result of this limit.

Effective February 28, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $2,948,825 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offsets against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. The fund has accrued interest on the net payable, which is included in the Statement of assets and liabilities in Interest payable. Following the close of the reporting period, the fund paid $916,583 to the Seller in accordance with the terms of the Agreement and the fund paid $177,266,195, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,534 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $847, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

64

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $181,635 and $46,877 from the sale of class A and class M shares, respectively, and received $13,538 and $13,079 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $127 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $457,971,249 and $433,134,931, respectively. Purchases and proceeds from sales of U.S. government securities aggregated $3,983,750 and $3,983,750, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of period	$ 2,090,434,800	$ 113,219,637

Options opened	596,985,680	31,508,621
Options exercised	(454,983,000)	(21,826,377)
Options expired	(454,983,000)	(21,826,377)
Options closed	—	—

Written options outstanding
at end of period	$ 1,777,454,480	$ 101,075,504

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 4/30/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	21,593,771	$145,678,082	32,625,729	$187,096,754

Shares issued in connection with
reinvestment of distributions	3,288,292	22,110,097	6,713,193	37,197,174

	24,882,063	167,788,179	39,338,922	224,293,928

Shares repurchased	(13,561,434)	(91,519,132)	(38,726,811)	(207,445,695)

Net increase	11,320,629	$76,269,047	612,111	$16,848,233

	Six months ended 4/30/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	885,261	$5,914,268	1,427,892	$7,867,213

Shares issued in connection with
reinvestment of distributions	181,436	1,209,735	586,261	3,175,208

	1,066,697	7,124,003	2,014,153	11,042,421

Shares repurchased	(2,017,273)	(13,479,161)	(5,787,688)	(31,241,436)

Net decrease	(950,576)	$(6,355,158)	(3,773,535)	$(20,199,015)

	Six months ended 4/30/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	6,824,509	$45,871,378	4,531,494	$26,343,431

Shares issued in connection with
reinvestment of distributions	189,637	1,270,286	228,108	1,283,414

	7,014,146	47,141,664	4,759,602	27,626,845

Shares repurchased	(1,009,310)	(6,757,890)	(1,252,746)	(6,760,233)

Net increase	6,004,836	$40,383,774	3,506,856	$20,866,612

	Six months ended 4/30/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	3,036,173	$20,144,883	2,227,301	$12,389,909

Shares issued in connection with
reinvestment of distributions	56,066	370,802	101,022	554,587

	3,092,239	20,515,685	2,328,323	12,944,496

Shares repurchased	(3,137,469)	(20,814,725)	(4,240,822)	(23,288,316)

Net decrease	(45,230)	$(299,040)	(1,912,499)	$(10,343,820)

	Six months ended 4/30/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	127,963	$860,700	151,380	$846,182

Shares issued in connection with
reinvestment of distributions	12,139	81,324	24,279	134,827

	140,102	942,024	175,659	981,009

Shares repurchased	(94,173)	(630,488)	(89,506)	(506,830)

Net increase	45,929	$311,536	86,153	$474,179

	Six months ended 4/30/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,093,236	$82,232,588	24,922,212	$140,437,889

Shares issued in connection with
reinvestment of distributions	586,946	3,968,261	3,525,189	19,057,975

	12,680,182	86,200,849	28,447,401	159,495,864

Shares repurchased	(25,132,482)	(169,741,574)	(36,806,873)	(195,273,620)

Redemptions in kind	—	—	(103,929,215)	(477,035,096)

Net decrease	(12,452,300)	$(83,540,725)	(112,288,687)	$(512,812,852)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$544,566	Payables	$10,202

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	44,029,413*	(depreciation)	149,034,975*

Total		$44,573,979		$149,045,177

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(779,425)	$(779,425)

Interest rate contracts	10,085,565	(5,224,498)	(8,300,265)	$(3,439,198)

Total	$10,085,565	$(5,224,498)	$(9,079,690)	$(4,218,623)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(635,157)	$(635,157)

Interest rate contracts	13,259,082	6,916,050	(32,541,333)	(12,366,201)

Total	$13,259,082	$6,916,050	$(33,176,490)	$(13,001,358)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $274,791 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $617,997,042 and $635,069,521, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	115,986,609	2,330,142

Jameson A. Baxter	116,034,561	2,282,190

Charles B. Curtis	116,008,737	2,308,014

Robert J. Darretta	116,010,718	2,306,033

Myra R. Drucker	116,052,202	2,264,549

John A. Hill	116,022,704	2,294,047

Paul L. Joskow	116,091,393	2,225,358

Elizabeth T. Kennan	115,931,655	2,385,096

Kenneth R. Leibler	116,059,450	2,257,301

Robert E. Patterson	115,991,593	2,325,158

George Putnam, III	115,966,342	2,350,409

Robert L. Reynolds	116,083,267	2,233,484

W. Thomas Stephens	116,082,147	2,234,604

Richard B. Worley	116,061,669	2,255,082

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

87,532,037	1,276,231	1,950,066	27,558,417

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Manager		Vice President and Chief
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	Legal Officer
London, England SW1A 1LD	President	Robert R. Leveille
Vice President and
Marketing Services	Jonathan S. Horwitz	Chief Compliance Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive	Mark C. Trenchard
Boston, MA 02109	Officer, Treasurer and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Custodian
State Street Bank	Charles E. Porter	Judith Cohen
and Trust Company	Senior Advisor to the Trustees	Vice President, Clerk and
Assistant Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Trustees		Treasurer and Assistant Clerk
John A. Hill, Chairman	Janet C. Smith
Jameson A. Baxter,	Vice President, Principal	Nancy E. Florek
Vice Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Ravi Akhoury	Assistant Treasurer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA035 261589 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010